SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(D)

                 OF THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported):  SEPTEMBER 1, 1998


                TOTAL-TEL USA COMMUNICATIONS, INC.
      (Exact name of registrant as specified in its charter)


                                DELAWARE
             (State or other jurisdiction of incorporation)


                   0-2180                   22-1656895
                  (Commission         (I.R.S. Employer
               File Number)             Identification Number)


                    OVERLOOK AT GREAT NOTCH
                           150 CLOVE ROAD
                                 BOX 449
                     LITTLE FALLS, NEW JERSEY 07054
           (Address of principal executive offices) (Zip Code)


   Registrant's telephone number, including area code: (973) 812-1100


                               NONE
   (Former name or former address, if changed since last report)

          ITEM 5.  OTHER EVENTS.

     ANDERSON LITIGATION

     On March 31, 1998, pursuant to the New Jersey anti-takeover statute and after due consultation with counsel and a prominent investment banking firm, the Board of Directors of Total-Tel USA Communications, Inc. ("Total-Tel" or the "Company") adopted a Shareholder Rights Plan. This measure was taken shortly after one of Total-Tel's officers and directors declined a private offer from an individual investor named Walter Anderson to purchase sufficient shares to give Mr. Anderson control of the company. Through a foreign entity called Gold & Appel Transfer, S.A. ("G&A"), Mr. Anderson had already acquired almost 30% of the outstanding common shares of Total-Tel as of March 1998. These purchases were made both in public transactions at prices quoted on NASDAQ, and in privately negotiated transactions in which G&A paid premiums of between 24% and 80% over the then-current market value. The fundamental purpose of the Shareholder Rights Plan was to protect all Total-Tel shareholders from hostile two-tiered tender offers which did not recognize the inherent long run value of the Company.

     In response to the adoption of the Shareholder Rights Plan, and certain bylaw amendments adopted on April 7, 1998, G&A filed a lawsuit seeking to enjoin the Shareholder Rights Plan and the bylaw amendments. On April 13, 1998, the Superior Court of New Jersey, Chancery Division, entered an order preserving the status quo pending completion of expedited discovery and additional briefing on G&A's motion for preliminary injunction. After a preliminary injunction hearing on May 20, 1998, the Court on June 2 continued the earlier status quo order and specifically ordered Mr. Anderson and G&A not to "purchase or acquire, directly or indirectly, any stock of Total-Tel's" pending a trial on the merits.

     Barely a week after entry of the Court's June 2 Order, G&A transferred all but 100 shares of its Total-Tel Stock to a newly created entity, Revision LLC, in return for which G&A received 100% of the non-voting membership interests in Revision. G&A transferred its remaining 100 shares of Total-Tel common stock to Mr. Anderson for no consideration. Mr. Anderson is the sole manager and has 100% of the voting membership interests in Revision LLC. At a hearing on July 24, the Court ordered that Revision LLC be added as a plaintiff, but denied G&A's request to be removed from the case. The Court not only continued the restraints against Mr. Anderson and G&A, but also prohibited Revision from directly or indirectly purchasing or acquiring additional Total-Tel shares.

     On August 7, 1998, Total-Tel requested the Court to determine whether Walter Anderson and G&A had intentionally violated the Court's orders by continuing to purchase Total-Tel stock through Mr. Anderson's longtime friend and close business associate, Thomas J. Cirrito. Mr. Anderson and Mr. Cirrito have had common investments in several other telecommunications companies, and Mr. Anderson has identified Mr. Cirrito as someone who would represent him on Total-Tel's Board of Directors in the event of a change of control. Through discovery, Total-Tel has learned that Mr. Anderson and Mr. Cirrito discussed Mr. Anderson's plans to obtain control of Total-Tel before Mr. Anderson filed suit against the Company, that Messrs. Anderson and Cirrito discussed placing Mr. Cirrito on Total-Tel's Board of Directors, that Mr. Cirrito began to acquire additional Total-Tel shares only after Mr. Anderson was effectively foreclosed from doing so by the Shareholder Rights Plan, that Mr. Anderson informed Mr. Cirrito that a large block of Total-Tel stock was becoming available so that Mr. Cirrito could purchase that block, and that Mr. Cirrito has acquired more than 500,000 shares since the Court's orders were entered. In response to Total-Tel's request, the Court recently scheduled a hearing for September 28, 1998, to determine whether Mr. Anderson and G&A should be held in contempt of court. The Court also ordered Mr. Anderson to appear in person at the hearing.

     ELECTION OF DIRECTORS

     On August 20, 1998, the Board of Directors of Total-Tel USA Communications, Inc. (the "Company") appointed two new directors, Joseph
A. Kelley and Brad W. Berger. Since 1984, Mr. Kelley has been Vice President of Corporate Development for Career Blazers, Inc., the parent corporation of several specialty and commercial staffing and training companies. Mr. Berger is currently Executive Vice President and a principal of RMC Development Company LLC, a Westchester County, New York, based real estate developer. He is also Director of Business Development for the New Jersey-based Mack-Cali Realty Corporation ("Mack-Cali"), one of the largest REITs in the United States.

     COMMITTEES

     At the August 20, 1998 Board meeting, the Company appointed new members to the committees of the Board of Directors. The Compensation Committee is now comprised of Leon Genet, Jay Miller, Brad Berger, and Warren Feldman. The Compensation Committee is charged with reviewing and recommending the compensation and benefits payable to the Company's senior executives. The Audit Committee is now comprised of Joseph Kelley and Brad Berger. The Audit Committee reviews, analyzes, and may make recommendations to the Board of Directors with respect to the Company's financial statements and controls. In that context, the Board of Directors has forwarded to the Audit Committee correspondence received by it from counsel to Revision LLC which requested an independent investigation of certain actions of officers and directors of the Company. Copies of such correspondence were previously filed with the Securities Exchange Commission by Revision with its Schedule 13D reports. The Audit Committee, consisting of two newly-elected and disinterested directors, is currently reviewing Revision's requests.

     ESOP

     On September 1, 1998, the Company established the Total Tel USA Communications, Inc. Employee Stock Option Plan ("ESOP"). The purpose of the ESOP is to permit participating employees to share in the growth and prosperity of the Company through commitment and dedication to the Company. Concurrently with the establishment of the ESOP, the Company contributed 600,000 shares of its Common Stock to the Plan, which is administered through a trust (the "Trust") by Summit Bank, as trustee (the "Trustee"). The Trustee was designated by the Board of Directors.

     Subsequent contributions to the ESOP will be determined in the sole and absolute discretion of the Board of Directors based upon, among other things, the financial performance of the Company. The Trust will hold all investments for the ESOP as directed by a committee appointed by the Board of Directors (the "ESOP Committee"). The initial members of the ESOP Committee is the Board of Directors. However, until the resolution of the litigation described in "Anderson Litigation" above, neither Solomon Feldman nor Warren Feldman will participate on such Committee.

     Each employee of the Company who completes 1,000 or more hours of service within a 12-month period of employment with the Company, and is 21 years of age or greater, is eligible to participate in the ESOP. On the last day of each Plan year, the contributions for such year will be allocated, subject to the limitations on allocations contained in the ESOP and under applicable law, among the eligible participants in the proportion that each participant's compensation for that year bears to the compensation of all eligible participants, with each individual participant's allocation credited to his individual account.

     The Trustee generally shall vote shares of Common Stock held under the ESOP in accordance with the written instructions of the ESOP Committee, but subject to its fiduciary duties. To the extent that shares of Common Stock under the ESOP have been allocated to individual participants' accounts, the Trustee will vote such shares in accordance with the participants' written instructions. The Trustee will vote any unallocated shares of Common Stock in the Trust, or any allocated Common Stock as to which instructions have not been received, in such manner as shall be directed by the ESOP Committee.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements of businesses acquired

          Not applicable

     (b)  Pro forma financial information

          Not applicable

     (c)  Exhibits

          10(a)    Total-Tel  USA  Communications,  Inc.  Employee  Stock
       Ownership Trust Agreement.

          10(b)   Total-Tel   USA  Communications,  Inc.  Employee  Stock
       Ownership Plan.

                             SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TOTAL-TEL USA COMMUNICATIONS, INC.


Dated: September 1, 1998      By:  /S/ WARREN H. FELDMAN
                                      Warren H. Feldman, President

                              EXHIBIT INDEX

EXHIBIT DESCRIPTION PAGE NO.

10(a)     Total-Tel USA Communications, Inc. Employee Stock
       Ownership Trust Agreement.

10(b)     Total-Tel USA Communications, Inc. Employee Stock
       Ownership Plan.

                   TOTAL-TEL USA COMMUNICATIONS, INC.


                        EMPLOYEE STOCK OWNERSHIP


                             TRUST AGREEMENT

CONTENTS

PARAGRAPH                                              PAGE

A.   The Trust Assets<elliipsis><ellipsis><ellipsis><ellipsis> 1

B.   Investment<ellipsis><ellipsis><ellipsis><ellipsis> 2

C.   Trustee's Powers<ellipsis><ellipsis><ellipsis><ellipsis> 4

D.   Voting Company Stock<ellipsis><ellipsis><ellipsis> 8

E.   Nominees<ellipsis><ellipsis><ellipsis><ellipsis><ellipsis> 8

F.   Records<ellipsis><ellipsis><ellipsis><ellipsis><ellipsis> 8

G.   Reports<ellipsis><ellipsis><ellipsis><ellipsis><ellipsis> 8

H.   Distributions<ellipsis><ellipsis><ellipsis><ellipsis> 9

I.   Signatures<ellipsis><ellipsis><ellipsis><ellipsis><ellipsis>11

J.   Expenses<ellipsis><ellipsis><ellipsis><ellipsis><ellipsis> 11

K.   Liability of Trustee<ellipsis><ellipsis><ellipsis><ellipsis> 12

L.   Amendment and Termination<ellipsis><ellipsis><ellipsis> 13

M.   Irrevocability<ellipsis><ellipsis><ellipsis><ellipsis> 13

N.   Resignation or Removal of Trustee<ellipsis><ellipsis> 14

O.   Definitions<ellipsis><ellipsis><ellipsis><ellipsis> 15

P.   Miscellaneous<ellipsis><ellipsis><ellipsis><ellipsis> 16

Q.   Acceptance<ellipsis><ellipsis><ellipsis><ellipsis> 17



i
 .

                    TOTAL-TEL USA COMMUNICATIONS, INC.

                 EMPLOYEE STOCK OWNERSHIP TRUST AGREEMENT


     THIS   AGREEMENT,   between   Total-Tel   USA   Communications,  Inc.,

hereinafter referred to as "Company", and Summit Bank, hereinafter referred to as "Trustee," is effective as of September 1, 1998.

                                WITNESSETH:

     WHEREAS, it is the policy of the Company to so finance and conduct its

operations   as  to  enable  its  employees  and  the  employees   of   any

participating  affiliates  to  acquire  through an Employee Stock Ownership

Plan equity ownership in the Company; and


     WHEREAS, the Company has adopted the  "Total-Tel  USA  Communications,

Inc.  Employee  Stock  Ownership Plan," effective as of September  1,  1998

(hereinafter referred to as the "Plan"); and

     WHEREAS, the Company  has  designated  the  Plan  and  this  Trust  as constituting part of a plan intended to qualify under Section 401(a) of the

Internal Revenue Code (hereinafter referred to as the "Code");

     NOW,  THEREFORE,  the parties hereto do hereby establish the Total-Tel

USA Communications, Inc.  Employee  Stock  Ownership  Trust   and agree the

following shall constitute the Trust Agreement:

     A.   THE TRUST ASSETS.

          (1)  Employer  Contributions  shall be paid to the Trustee,  from

time  to  time, in accordance with the Plan.   All  Employer  Contributions

hereinafter   made   and   all   investments   thereof  together  with  all

accumulations, accruals, earnings, and income with respect thereto shall be

held  by  the Trustee in trust hereunder as the Trust  Assets.   The  Trust

Assets shall  be  received  by the Trustee and invested pursuant to written instructions to the Trustee from  the  Committee.  The Trustee shall not be responsible for the administration of the  Plan, maintaining any records of

Participants' Accounts under the Plan, or the  computation of or collection of  Employer  Contributions,  but  shall  hold, invest,  reinvest,  manage,

administer, and distribute the Trust Assets  as  provided  herein  for  the

exclusive   benefit   of  Participants,  retired  Participants,  and  their

Beneficiaries.

          (2)  Unless otherwise  directed  by  the Company or the Committee provided  in  the Plan (hereinafter referred to as  the  "Committee"),  the

Trustee shall hold,  invest,  and  administer  the Trust Assets as a single fund  without  identification  of  any  part of the Trust  Assets  with  or allocation  of  any part of the Trust Assets  to  the  Company  or  to  any affiliate of the Company designated by it as a participating Employer under the Plan or to any  Participant  or group of Participants of the Company or of any such affiliate or their Beneficiaries.

     B.   INVESTMENT.

          (1)  As directed by the  Committee,  the  Trustee  may invest and reinvest the Trust Assets without distinction between principal  and income in  the  Company  Stock  in accordance with the terms of the Plan and  this

Agreement.  The Trustee may  also,  as  directed  by  the Committee, invest funds  in savings accounts, certificates of deposit, securities,  or  other equity stocks  or  bonds or in any other kind of real or personal property,

including interests  in oil or other depletable natural resources, options,

puts, calls, futures contracts,  and commodities; or such funds may be held in non-interest-bearing bank accounts, as necessary, on a temporary basis.

          (2)  The Plan assets shall  be  invested  and  controlled  by the

Committee;   provided,   however,  that  the  actual  management  of  Trust

investments, other than Company  Stock,  may be delegated to the Trustee or may  be  delegated  to one or more investment  managers  appointed  by  the

Committee.  Investments  directed by the Committee shall not be in conflict with the "Prohibited Transactions"  provisions  of  the  Code (as currently defined  and as hereinafter amended).  The Trustee shall purchase  or  sell

such  shares   of   Company   Stock,  including  shares  of  stock  of  any

classification  issued  by any subsidiary  or  affiliate  of  the  Company,

pursuant to direction from  the  Committee.   The Trustee shall, subject to

the limitations hereinafter set forth, be under  a  duty to comply with any such direction when given, but shall have no responsibility  whatsoever  in connection with any such purchase, retention or sale, other than compliance with such direction.

          (3)  If  the  Trustee  invests  any  part  of  the  Trust Assets,

pursuant  to the directions of the Committee, in any securities  issued  or guaranteed  by  the  Company or any subsidiary or affiliate of the Company,

and  the Committee thereafter  directs  the  Trustee  to  dispose  of  such investment,  or any part thereof, under circumstances which, in the opinion of counsel for the Company require registration of the securities under the

Securities Act  of 1933, as amended, and/or qualification of the securities under the Blue Sky  laws  of  any state or states, then the Company, at its own expense, will take or cause  to be taken any and all such action as may

be   necessary   or  appropriate  to  effect   such   registration   and/or

qualification.

     C.   TRUSTEE'S POWERS.

          In addition to the powers provided at law, the Trustee shall have the power:

          (1)  to  receive  and  to hold all contributions paid to it under the Plan; provided, however, that the Trustee shall have no duty to require any contributions to be made to it,  or to determine that the contributions received  by  it  comply  with the provisions  of  the  Plan  or  with  any resolution of the Board of Directors providing therefor;



          (2)  to retain in  cash (pending investment, reinvestment, or the payment of dividends) such reasonable  amounts  as  may be required for the proper administration of the Trust;



          (3)  to  make payments from the Trust Fund to  such  persons,  in such manner, at such  times,  and  in  such  amounts as the Committee shall direct without inquiring as to whether a payee  is entitled to the payment,

or as to whether a payment is proper, and without  liability  for a payment made  in  good  faith  without  actual  notice  or knowledge of the changed condition or status of the payee;

          (4)  as  directed  by the Committee, to borrow  from  any  lender

(including  the Employer) to finance  the  acquisition  of  Company  Stock,

giving its note  as  Trustee,  with  such  reasonable interest and security

(which shall only consist of Company Stock to  the  extent that proceeds of the  loan  are  used  to  purchase  Company Stock or to refinance  a  prior

Acquisition  Loan)  for  the  loan  as may  be  appropriate  or  necessary,

provided, that such borrowing shall comply  with  the applicable provisions of the Plan;

          (5)  as directed by the Committee, except  as provided in Section

9 of the Plan, to vote any stocks, bonds, or other securities  held  in the

Trust  or  otherwise  consent  to  or request any action on the part of the issuer in person or by proxy;



          (6)  as directed by the Committee,  to  deposit securities in any voting trust, or with any protective or like committee,  or  with a trustee or with depositories designated thereby;



          (7)  as directed by the Committee, to contract or otherwise enter into  transactions  between  itself,  as  Trustee, and the Company  or  any

Employer shareholder, for the purpose of acquiring or selling Company Stock and,  absent  any direction by the Committee,  shall  retain  such  Company

Stock;



          (8)  as  directed  by  the  Committee,  to  compromise,  contest,

arbitrate, settle, or abandon claims and demands;



          (9)  as directed by the Committee, to begin, maintain, or  defend any  litigation  necessary in connection with the investment, reinvestment,

and administration of the Trust;



          (10) to  retain  any  funds  or  property  subject to any dispute without  liability  for  the  payment  of interest, or to decline  to  make payment or delivery thereof until final  adjudication is made by a court of competent jurisdiction;



          (11)  to report to the Committee  and the Employer as of the last day of each Plan Year, as of any Anniversary Date (or as soon thereafter as practicable), or at such other times as may be required under the Plan, the then "Net Worth" of the Trust Fund, that is,  the  fair market value of all property  held  in the Trust Fund, reduced by any liabilities,  other  than liabilities  to Participants  in  the  Plan  and  their  Beneficiaries,  as determined by the Trustee;



          (12)   to  furnish  to  the Committee and the Employers an annual written account and accounts for such  other  periods  as  may  be required under the Plan, showing the Net Worth of the Trust Fund at the end  of  the period,  all  investments,  receipts, disbursements, and other transactions

made  by  the  Trustee  during  the   accounting  period,  and  such  other

information as the Trustee may possess  which the Committee or the Employer require  to  comply  with  Section 103 of the  Employee  Retirement  Income

Security Act of 1974, as amended  ("ERISA").  All  accounts  of the Trustee shall  be  kept  on  an  accrual  basis. If, during the term of this  Trust

Agreement, the Department of Labor issues regulations under ERISA regarding the valuation of securities or other  assets  for  purposes  of the reports required  by  ERISA,  the  Trustee  shall  use  such valuation methods  for purposes of the accounts described by this subparagraph.  All valuations of shares  of  Company  Stock,  which  are  not publicly traded on a  national securities market or exchange, shall be made  by an "Independent Appraiser"

(as described in section 401(a)(28) of the Code);



          (13) to  pay  any  estate, inheritance,  income,  or  other  tax,

charge, or assessment attributable to any benefit which, as directed by the

Committee, it shall or may be  required  to pay out of such benefit; and to require before making any payment such release  or  other document from any taxing authority and such indemnity from the intended  payee as the Trustee shall deem necessary for its protection;



          (14)   to  employ agents, attorneys, actuaries,  accountants,  or other persons (who also  may  be employed by or may represent any Employer)

for such purposes as the Trustee considers desirable;



          (15)  to assume, until  advised  to  the contrary, that the Trust evidenced by this Trust Agreement is qualified under  section 401(a) of the

Code and is entitled to tax exemption under section 501(a) thereof;



          (16)  to have the authority to invest and reinvest  the assets of the Trust Fund in real or personal property of any kind, except that assets attributable  to  Employer  contributions  shall, at such time or times  as directed by the Committee, primarily be invested in Company Stock; and



          (17) to perform any and all other  acts in its judgment necessary or appropriate for the proper and advantageous  management, investment, and distribution of the Trust Fund.

     D.   VOTING COMPANY STOCK.

          Company  Stock  held  in the Trust Fund shall  be  voted  by  the

Trustee in the manner set forth in Section 9 of the Plan.

     E.   NOMINEES.

          The Trustee may register any securities or other property held by it hereunder in its own name or in the name of its nominees with or without the  addition of words indicating  that  such  securities  are  held  in  a fiduciary  capacity,  and  may  hold any securities in bearer form, but the books and records of the Trustee  shall  at  all  times  show that all such investments are part of the Trust.

     F.   RECORDS.

          The  Trustee  shall  keep accurate and detailed accounts  of  all investments, receipts, and disbursements  and other transactions hereunder,

and all accounts, books, and records relating  thereto  shall  be  open  to inspection  by any person designated by the Committee or the Company at all

reasonable times.   The  Trustee  shall  maintain  such  records, make such

computations (except as concerns Employer and Employee Contributions),  and perform  such  ministerial  acts  as  the Committee may, from time to time,

request.

     G.   REPORTS.

          (1)  Within sixty (60) days after the end of each taxable year of the Company, or the removal or resignation  of  the  Trustee, and as of any other date specified by the Committee, the Trustee shall file a report with the Committee.  This report shall show for each participating  Employer all purchases, sales, receipts, disbursements, and other transactions  effected by the Trustee during the year or period for which the report is filed, and shall  contain  an  exact  description,  the cost as shown on the Trustee's books, and the market value as of the end  of  such period of every item of every item held in the Trust and the amount and  nature of every obligation owed by the Trust.

          (2)  The Trustee may rely without liability upon the valuation of

Company Stock as determined by an Independent Appraiser.   The value placed

upon  such  property  by  an Independent Appraiser shall be conclusive  and binding upon all parties with an interest herein.

     H.   DISTRIBUTIONS.

          (1)  The Trustee  shall  make the distributions from the Trust at such times and in such number of shares  of  Company  Stock  and amounts of cash to or for the benefit of the persons entitled thereto under  the  Plan

as  the  Committee  directs  in  writing.   Any  undistributed  part  of  a

Participant's  Plan  Benefit  shall  be  retained  in  the  Trust until the

Committee  directs  its distribution.  Any portion of a Participant's  Plan

Benefit to be distributed in cash shall be paid by the Trustee, mailing its check to the person entitled  to  receive the distribution at that person's address of record.  If a dispute arises  to  who  is  entitled to or should receive any benefit or payment, the Trustee may withhold  or  cause  to  be withheld such payment until the dispute has been resolved.

          (2)  As  directed  by  the  Committee,  the  Trustee  shall  make payments out of the Trust Assets.  Such directions or instructions need not specify  the purpose of the payments so directed, and the Trustee shall not be responsible  in  any  way  respecting  the  purpose or propriety of such payments.

          (3)  No  distribution  or payment under  this  Agreement  to  any

Participant  or  the Participant's Beneficiary  under  the  Plan  shall  be subject in any manner  to  anticipation,  sale,  transfer,  assignment,  or encumbrance,  whether  voluntary  or  involuntary,  and  no  attempt  so to anticipate, sell, transfer, assign, or encumber the same shall be valid  or recognized  by  the  Trustee, nor shall any such distribution payment be in any way liable for, or  subject  to,  the debts, contracts, liabilities, or torts of any person entitled to such distribution  or  payment,  except  to such  an  extent  as  may  be  ordered under a Qualified Domestic Relations

Order.   If  the  Trustee  is notified  by  the  Committee  that  any  such

Participant or Beneficiary has  been  adjudicated bankrupt or has purported to anticipate, sell, transfer, assign, or encumber any such distribution or payment, voluntarily or involuntarily,  the Trustee shall if so directed by the Committee, hold or apply such distribution  payment or any part thereof to or for the benefit of such Participant or Beneficiary  in such manner as the Committee shall direct.

          (4)  If  any  distribution  or payment directed by the  Committee shall be mailed by the Trustee to the person specified in such direction at the latest address of such person filed  with  the  Committee, and shall be returned  to  the  Trustee because such person cannot be  located  at  such address, the Trustee  shall  promptly  notify the Committee of such return.

Upon  the  expiration  of  sixty (60) days after  such  notification,  such direction shall become void,  and  unless  and until a further direction by the Committee is received by the Trustee with  respect to such distribution or payment, the Trustee shall thereafter continue  to  administer the Trust as if such direction had not been made by the Committee.  The Trustee shall not  be obligated to search for or ascertain the whereabouts  of  any  such person.

          (5)  The  Trustee  shall  have the primary responsibility for the withholding of income taxes from Plan  distributions,  for  the  payment of withheld  income  taxes  on  Plan  distributions  to  the  Internal Revenue

Service, and for notification to Participants of their right  to  elect not to have income tax withheld from Plan distributions.

     I.   SIGNATURES.

          All  communications  required  hereunder from the Company or  the

Committee to the Trustee shall be in writing,  signed  by an officer of the

Company or a person authorized by the Committee to sign on its behalf.  The

Committee shall authorize one or more individuals to sign,  on  its behalf,

all  communications  required  hereunder  between  the  Committee  and  the

Trustee.  The Company and the Committee shall at all times keep the Trustee advised  of  the  names  and  specimen  signatures  of  all  members of the

Committee  and  the  individuals  authorized  to  sign  on  behalf  of  the

Committee.   The  Trustee  shall  be fully protected in relying on any such communication and shall not be required  to verify the accuracy or validity thereof, unless it has reasonable grounds  to doubt the authenticity of any signature.  If after request the Trustee does not receive instructions from the Committee on any matter in which instructions  are  required hereunder,

subject to the provisions of Paragraph D hereof, the Trustee  shall  act or refrain  from  acting  as  it  may  determine.  All communications required hereunder from the Trustee shall be in writing, signed by the Trustee.

     J.   EXPENSES.

          The Trustee and the Committee  may  employ  suitable  agents  and counsel,  who  may  be  counsel for the Company.  The Company shall pay all expenses in connection with  the  design,  establishment, or termination of the Plan.  The Trust shall pay all costs of  administering the Plan, unless such expenses are paid by the Company.  However,  normal brokerage charges,

commissions, taxes, and other costs incident to the  purchase  and  sale of securities  which  are  included  in  the  cost of securities purchased, or charged against the proceeds in the case of  sales, shall be charged to and

paid  out  of  Trust  Assets.   Any expenses paid by  the  Trust  shall  be

reasonable and necessary.  The Plan  shall not pay, directly or indirectly,

any commissions with respect to the purchase  of  Employer Securities.  The

Trustee shall be entitled to compensation as may be agreed upon in writing,

from  time  to  time,  between  the  Committee  and the Trustee;  provided,

however, that no person (serving as fiduciary) who  already  receives full-

time  pay  from the Company shall receive any compensation from  the  Plan,

except for reimbursement of expenses properly and actually incurred.

     K.   LIABILITY OF TRUSTEE.

     To the  extent  permitted  by  applicable  law,  the  Trustee shall be indemnified  by  the Company against any and all liabilities,  settlements,

judgments, losses, costs, and expenses (including reasonable legal fees and expenses) of whatever kind and nature which may be imposed on, incurred by,

or  asserted  against   the   Trustee  by  reason  of  the  performance  or

nonperformance of a Trustee's function  if  such  action did not constitute gross negligence or willful misconduct. Furthermore,  the Company agrees to indemnify the Trustee against any liability imposed as  a result of a claim asserted  by  any person or persons under Federal or state  law  where  the

Trustee acts in good faith. The foregoing right of indemnification shall be in addition to other rights of the Trustee by law or by reason of insurance coverage of any  kind.  The Company may, at its own expense, and as allowed by law, settle any claim asserted or proceeding brought against the Trustee when such settlement appears to be in the best interests of the Company. If the Company obtains fiduciary  liability  insurance to protect the Trustee,

the provisions of this paragraph shall be applicable  only  to  the  extent that such insurance coverage is insufficient.

     L.   AMENDMENT AND TERMINATION.

     (1)  AMENDMENT.

     The  Company  reserves  the  right to amend the Trust Agreement at any time,  except  that no amendment shall  substantially  change  the  rights,

duties, and liabilities  of  the Trustee under this Trust Agreement without its consent.


     (2)  TERMINATION.

     If the Plan, as applied to all of the Employers, is terminated, all of the provisions of the Trust evidenced  by this Trust Agreement nevertheless shall continue in effect until the entire  Trust  Fund has been distributed by the Trustee in accordance with the provisions of  the Plan. If the Plan,

as  applied to any Employer, is terminated, all of the  provisions  of  the

Trust  evidenced  by  this  Trust  Agreement,  as applied to that Employer,

nevertheless, shall continue in effect until the  portion of the Trust Fund attributable to employees and former employees of that  Employer  has  been distributed  in  its  entirety  by  the  Trustee  in  accordance  with  the provisions of the Plan.

     M.   IRREVOCABILITY.

          Subject  to the provisions of Paragraph L, this Trust is declared to be irrevocable and  at no time shall any part of the Trust Assets revert to or be recoverable by  the Company or by any participating Employer or be used for or be diverted to purposes other than for the exclusive benefit of

Participants or retired or terminated Participants and their Beneficiaries.

However, the Committee may,  by  notice  in  writing to the Trustee, direct that all or part of the Trust Assets be transferred  to a successor Trustee or Trustees under a Trust instrument which is for the  exclusive benefit of such  Participants  and their Beneficiaries and meets the  requirements  of

Section 401(a) of the  Code,  and  thereupon  the Trust Assets, or any part

thereof,  together  with  any  outstanding  loans  and   accrued   interest

attributable thereto, shall be paid over, transferred, or assigned to  said successor  Trustee  or  Trustees  free  from  the  Trust created hereunder;

provided, however, that no part of the Trust Assets  may  be  used  to  pay insurance policy premiums or to make contributions of the Company or of any participating  Employer  under  any other plan maintained by the Company or any participating Employer for the benefit of its Employees.

     N.   RESIGNATION OR REMOVAL OF TRUSTEE.

     (1)       RESIGNATION.

          The Trustee may resign  at  any  time  by giving thirty (30) days advance written notice to the Company.


     (2)  REMOVAL OF THE TRUSTEE.

          The Company may, at its discretion, remove  a  Trustee  by giving thirty  (30)  days  advance  written  notice  to  the  Trustee,  subject to providing  the  removed  Trustee with satisfactory written evidence of  the

appointment  of  a  successor   Trustee  and  of  the  successor  Trustee's

acceptance of the trusteeship.




ii
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
(3)  DUTIES OF RESIGNING OR REMOVED TRUSTEE AND OF SUCCESSOR TRUSTEE.

          If the Trustee resigns  or is removed, it shall promptly transfer and deliver the assets of the Trust  Fund  to  the successor Trustee, after reserving such reasonable amount as it shall deem  necessary to provide for expenses and any sums chargeable against the Trust Fund for which it may be liable. Within one-hundred twenty (120) days of the date of its resignation or removal, the resigned or removed Trustee shall furnish  to  the  Company and  the  successor  Trustee  an account of its administration of the Trust from the date of its last account.  Each successor Trustee shall succeed to the title to the Trust Fund vested in  his  predecessor without the signing or filing of any further instrument, but any  resigning  or removed Trustee shall execute all documents and do all acts necessary to vest such title or record in any successor Trustee. Each successor shall have  all the powers,

rights, and duties conferred by this Trust Agreement as if originally named

Trustee.  No successor Trustee shall be personally liable for  any  act  or failure to act of a predecessor Trustee.


     (4)  FILLING TRUSTEE VACANCY.

          The  Company  may fill a vacancy in the office of Trustee as soon as practicable in a writing  filed  with  the person or entity appointed to fill the vacancy and with the other Employers.

     O.   DEFINITIONS.

          The definitions of certain words  in the Plan shall apply to this

Agreement wherever applicable.  The singular or plural number shall each be deemed to include the other whenever the context so indicates.

     P.   MISCELLANEOUS.

          (1) DISAGREEMENT AS TO ACTS.

     If there is a disagreement between the Trustee  and  anyone  as to any act  or transaction reported in any accounting, the Trustee shall have  the right to have its account settled by a court of competent jurisdiction.

          (2) PERSONS DEALING WITH TRUSTEE.

     No  person  dealing  with  the Trustee shall be required to see to the application of any money paid or  property  delivered to the Trustee, or to determine whether or not the Trustee is acting  pursuant  to  any authority granted to it under this Trust Agreement or the Plan.

          (3) EVIDENCE

          Evidence required of anyone under this Trust Agreement  may be by certificate,  affidavit,  document,  or  other  instrument which the person acting in reliance thereon considers pertinent and  reliable,  and  signed,

made, or presented by the proper party.

          (4)  WAIVER OF NOTICE.

          Any  notice required under this Trust Agreement may be waived  in writing by the person entitled thereto.


          (5)  COUNTERPARTS.

          This  Trust   Agreement   may   be  executed  in  any  number  of

counterparts,  each  of which shall be deemed  an  original  and  no  other counterparts need be produced.




iii
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
(6)  GOVERNING LAWS.

          This  Trust  Agreement   shall   be  construed  and  administered

according  to  ERISA and the internal laws of  the  State  of  New  Jersey,

without regard to  the  conflicts of laws principles thereof, to the extent that such laws are not preempted  by  the  laws  of  the  United  States of

America.

          (7) SUCCESSORS, ETC.

          This  Trust  Agreement  shall  be  binding  on the Employers, the

Trustee, and their successors and on all persons entitled to benefits under the Plan and their respective heirs and legal representatives.

          (8) SUCCESSORS TO EMPLOYERS.

          If  provision  is  made  for  a  successor to any Employer  or  a purchaser of all or substantially all of any  Employer's assets to continue the  Plan,  such  successor  or  purchaser shall be  substituted  for  that

Employer under this Trust Agreement.

          (9)  ACTION BY EMPLOYERS.

          Any action required or permitted to be taken by an Employer under this Trust Agreement shall be by resolution of its Board of Directors or by a person or persons authorized by resolution of its Board of Directors.

     Q.   ACCEPTANCE.

          The Trustee hereby accepts  this  Trust  and  agrees  to hold the

Trust  Assets existing on the date of this Agreement and all additions  and accretions  thereto,  subject  to  all  the  terms  and  conditions of this

Agreement.




iv
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
     IN  WTNESS  WHEREOF,  the  Company  and  the Trustee have caused  this

Agreement to be executed in duplicate this 1st day of September, 1998.



                         TOTAL-TEL USA COMMUNICATIONS, INC.


                         By:  /s/ Thomas P. Gunning
                              Name:  Thomas P. Gunning
                              Title:  Chief Financial Officer






                         TRUSTEE

                         SUMMIT BANK


                         By:  /s/ Linda J. Ferrari
                              Name:  Linda J. Ferrari
                              Title:  Vice President



v
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
















                      TOTAL-TEL USA COMMUNICATIONS, INC.




                         EMPLOYEE STOCK OWNERSHIP PLAN

CONTENTS

Section                                                   PAGE

1.         NATURE OF PLAN.................................1

2.         DEFINITIONS....................................2

3.         ELIGIBILITY...................................12

4.         PARTICIPATION IN ALLOCATION OF BENEFITS.......13

5.         EMPLOYER CONTRIBUTIONS........................14

6.   INVESTMENT OF TRUST ASSETS..........................15

7.   ALLOCATIONS TO ACCOUNTS.............................17

8.   TREATMENT OF EXPENSES...............................19

9.   VOTING COMPANY STOCK................................19

10.  DISCLOSURE TO PARTICIPANTS..........................19

11.  ALLOCATION OF EMPLOYER CONTRIBUTIONS
     AND FORFEITURES.....................................21

12.  PLAN BENEFIT AT DEATH, DISABILITY OR RETIREMENT..24

13.  OTHER TERMINATION OF SERVICE AND VESTING........25

14.       DISTRIBUTION OF PLAN BENEFIT................27

15.  HOW PLAN BENEFIT WILL BE DISTRIBUTED.............31

16.  RIGHTS AND OPTIONS ON DISTRIBUTED
     SHARES OF COMPANY STOCK..........................32

17.  SPECIAL PROVISIONS...............................34

18.  THE COMMITTEE ...................................35

19.  AMENDMENT AND TERMINATION      ....................39

20.  MISCELLANEOUS........................................ 40

21.  TOP HEAVY PROVISIONS................................. 42

22.  EXECUTION............................................ 43

                   TOTAL-TEL USA COMMUNICATIONS, INC.
                      EMPLOYEE STOCK OWNERSHIP PLAN

SECTION 1. GENERAL

     (a)  PURPOSE AND EFFECTIVE DATE .

     Effective September 1, 1998 (the "Effective Date"), Total-Tel USA Communications, Inc., a New Jersey corporation ("the Company"), hereby establishes the Total-Tel USA Communications, Inc. Employee Stock Ownership Plan (the "Plan") to enable eligible employees to acquire stock ownership interests in the Company. The Plan is designed to invest primarily in Company Stock (as defined in section 2) and is intended to qualify as an Employee Stock Ownership Plan under sections 401(a), 409, and 4975(e)(7) of the Internal Revenue Code (the "Code").

     (b)  TRUST AGREEMENT AND PLAN ADMINISTRATION.

     All contributions made under the Plan will be held, managed, and controlled by the trustee, or successor thereto (the "Trustee"), acting under a trust which forms a part of the Plan. The terms of the trust are set forth in a trust agreement known as Total-Tel USA Communications, Inc. Employee Stock Ownership Trust (the "Trust"). The authority to control and manage the operation and administration of the Plan is vested in a Committee (the "Committee") appointed by the Board of Directors of the Company. The members of the Committee shall be "named fiduciaries," as described in Section 402 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), with respect to their authority under the Plan. The Committee shall be the administrator of the Plan and shall have rights, duties, and obligations of an "administrator" as that term is defined in section 3(16)(A) of ERISA and of a "plan administrator" as that term is defined in section 414(g) of the Code.

     (c)  APPLICABLE LAWS.

     The Plan shall be construed and administered according to ERISA and the internal laws of the State of New Jersey, without regarding the conflicts of law principles thereof to the extent that such laws are not preempted by the laws of the United States of America.

     (d)  GENDER AND NUMBER.

     Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural, and the plural shall include the singular.

     (e)  NO REVERSION TO EMPLOYERS.

     No part of the corpus or income of the Trust Fund shall revert to any Employer or be used for, or diverted to, purposes other than for the exclusive benefit of Participants and other persons entitled to benefits under the Plan, except as specifically provided in the Trust Agreement.

SECTION 2. DEFINITIONS

     In this Plan, whenever the context so indicates, the singular or plural number shall each be deemed to include the other, and the capitalized words shall have the following meanings:

ACCOUNT

     One of several Accounts maintained to record the interest of a Participant in the Plan.

AFFILIATED COMPANY

     Any Company which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Employer, any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code) with the Employer, any affiliated service group which includes the Employer (as defined in Section 414(m) of the Code), and any other entity required to be aggregated with the Employer under Section 414(o) of the Code.

ALTERNATE PAYEE

     A spouse, former spouse, child, or other dependent of a Participant who is recognized by a Domestic Relations Order as having a right to receive all or a portion of the benefits otherwise payable to a Participant.

ANNIVERSARY DATE

The 31{st}  day of December of each year.

ANNUAL ADDITIONS

     The aggregate of amounts credited to a Participant's Accounts each year from Employer Contributions, Forfeitures, and a Participant's voluntary contributions (if any) under all defined contribution plans of an Employer or Affiliated Company; provided, however, that Employer Contributions applied to the payment of interest on a Securities Acquisition Loan and Forfeitures of Employer Securities purchased with the proceeds of a Securities Acquisition Loan shall be excluded if no more than one third (1/3) of the Employer Contribution deductible under
Section 404(a)(9) of the Code for that year is allocated to the Accounts of Highly Compensated Employees. Amounts allocated to an individual medical account (as defined in Section 415(l)(2) of the Code) which is part of a pension or annuity plan maintained by the Company shall be treated as an Annual Addition. Any amounts attributable to postretirement medical benefits allocated to the separate account of a Key Employee (as defined in Section 419A(d)(3) of the Code) under any Welfare Benefit Plan (as defined in Section 419(e) of the Code) shall be treated as an Annual Addition. A restored Forfeiture, a transfer from another qualified pension plan and a rollover contribution (if any) shall not be counted as an Annual Addition.

BENEFICIARY

     The person or persons entitled to receive any benefits under the Plan in the event of a Participant's death.

BOARD OF DIRECTORS

     The board of directors of the Company.

BREAK IN SERVICE

     A Plan Year during which a Participant has not completed more than 500 Hours of Service; provided, however, that for purposes of Section 3 of the Plan, the Eligibility Computation Period will be used to measure Breaks in Service.

CODE

     The Internal Revenue Code of 1986, as amended from time to time.

COMMITTEE

     The Committee appointed by the Board of Directors to administer the Plan and to give instructions to the Trustee.

COMPANY

     Total-Tel USA Communications, Inc., a New Jersey corporation.

COMPANY STOCK

     Shares of any class of stock, preferred or common, voting or nonvoting, which are issued by the Company or by any affiliate of the Company, as defined in Section 407(d) of ERISA, including Employer Securities and Qualified Employer Securities.

COMPANY STOCK ACCOUNT

     The Account of a Participant which is credited with the shares of Company Stock purchased and paid for by the Trust or contributed to the Trust.

CONTRIBUTIONS

     Employer contributions which  are  deductible  by  an Employer under
Section 404(a) of the Code.

COVERED COMPENSATION

     The Total Compensation paid to a Participant by the Employer for each Plan Year, including any salary deferrals under Sections 401(k) and 125 of the Code, but excluding reimbursement or other expense allowances, fringe benefits (cash and noncash), moving expenses, welfare benefits, and deferred compensation, except deferrals under Sections 401(k) and 125 of the Code. Notwithstanding the foregoing, Covered Compensation of any Participant taken into account in any Plan Year shall not exceed $150,000, as adjusted by the Commissioner for increases in cost of living in accordance with section 401(a)(17)(B) of the Code.

DEFERRED RETIREMENT

     Termination of service subsequent to attainment of the Normal Retirement Date.

DIRECT ROLLOVER

     A payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

DISABILITY

     If a Participant terminated employment because of a total and permanent disability, the Participant will be given a Disability
Retirement without regard to age or length of service, and the termination benefit shall be one hundred percent (100%) of the amounts in all of the Participant's Accounts. "Total and permanent disability" shall mean the Participant's entitlement to Social Security disability benefits.

DISTRIBUTEE

     Any Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the Alternate Payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

DOMESTIC RELATIONS ORDER

     Any judgment, decree, or order (including approval of a property settlement agreement) which is made pursuant to a State domestic relations law and which relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child, or other dependent of a Participant.

EFFECTIVE DATE

     The Effective Date of this Plan is September 1, 1998.

ELIGIBILITY COMPUTATION PERIOD

     To determine Years of Service and Breaks in Service for purposes of eligibility, the initial 12-month period shall commence on the date the Employee first performs an Hour of Service for the Company. The second 12-month period shall be the Plan Year which commences prior to the end of the initial 12-month period, regardless of whether the Employee is entitled to be credited with 1,000 Hours of Service during the initial eligibility computation period. An Employee who is credited with 1,000 Hours of Service in both the initial eligibility computation period and the first Plan Year which commences prior to the first anniversary of the Employee's initial eligibility computation period will be credited with two Years of Service for purposes of eligibility to participate. All subsequent computation periods will continue to be determined on the Plan Year.

ELIGIBLE RETIREMENT PLAN

     An individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

ELIGIBLE ROLLOVER DISTRIBUTION

     Any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of 10 years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer Securities).

EMPLOYEE

     A person, employed by an Employer, any portion of whose income is subject to withholding of income tax and/or for whom Social Security contributions are made by an Employer, as well as any other person qualifying as a common law employee of an Employer. Employee shall include Leased Employees unless: (i) such Employee is covered by a money purchase pension plan providing: (1) a nonintegrated Employer contribution rate of at least ten percent (10%) of compensation, as defined in Section 415(c)(3) of the Code, but including amounts contributed pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Section 125, Section 402(e)(3),
Section 402(h), or Section 403(b) of the Code; (2) immediate participation; and (3) full and immediate vesting; and (ii) Leased Employees do not constitute more than twenty percent (20%) of the Company's nonhighly compensated work force.

EMPLOYER

     The Company  and  any  other affiliate of the Company, as defined in
Section 407(d) of the ERISA, or any predecessor or successor corporation, which has been designated by the Company as an Employer participating in the Plan, and which has accepted such designation and has agreed to be bound by the terms of the Plan and Trust Agreement.


EMPLOYER SECURITIES

     Common stock issued by the Company or by any affiliate of the Company, as defined in Section 407(d) of ERISA, having a combination of voting power and dividend rights equal to (i) that class of common stock of the Company having the greatest voting power and (ii) that class of common stock of the Company having the greatest dividend rights. Noncallable preferred stock shall be treated as Employer Securities if such stock is convertible at any time into common stock which meets the above requirements, and if (as of the date of acquisition by the Plan) the conversion price is reasonable.

EMPLOYMENT COMMENCEMENT DATE

     The date on which the Employee shall first perform an Hour of Service for the Employer.

ENTRY DATE

     The first day of January and the first day of July of each year.

ERISA

     The Employee Retirement Income Security Act of 1974, as amended from time to time.

FISCAL YEAR

     The annual accounting period adopted by the Company for federal income tax purposes.

FORFEITURES

     The portion of a Participant's Accounts which does not become part of the Participant's Plan Benefit. See Section 13 of the Plan.

HIGHLY COMPENSATED EMPLOYEE

     An  Employee  is  treated as highly compensated only if the Employee
(1) was a five percent (5%) owner of the Employer at any time during the Plan Year or the preceding Plan Year or (2) at the election of the Employer, had Total Compensation for the preceding Plan Year in excess of $80,000 (indexed for inflation) and was in the top twenty percent (20%) of the Employees by Total Compensation for such Plan Year.

HOUR OF SERVICE

     (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer or any Affiliated Company during the applicable computation period.

     (b) Each hour for which an Employee is paid, or entitled to payment, by the Employer or any Affiliated Company on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday,
illness, incapacity (including disability), layoff,         jury    duty,
military duty, or leave of absence. Notwithstanding the preceding sentence, (1) no more than 501 Hours of Service will be credited under this paragraph (b) to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period); (2) an hour for which an Employee is directly or indirectly paid, or entitled to payment, during a period in which no duties are performed, will not be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, unemployment compensation, or disability insurance laws; and (3) Hours of Service will not be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee. For purposes of this paragraph (b), a payment shall be deemed to be made by or due from an Employer or an Affiliated Company regardless of whether such payment is made by or due from the Employer or an Affiliated Company directly or indirectly through, among others, a trust fund, or insurer, to which the Employer or an Affiliated Company contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer, or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

     (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer or an Affiliated Company.

     (d) The determination of Hours of Service for reasons other than the performance of duties, and the crediting of Hours of Service to computation periods, shall be in accordance with U.S. Department of Labor
Regulations Section                                    2530.200b-2    (b)
and (c). There shall be no duplication of Hours of Service under any of the foregoing provisions.

     (e) In the case of a salaried Employee who is not paid on an hourly basis, Hours of Service shall be based on any available records which accurately reflect the actual number of hours worked by such Employee. If such records do not exist, such Employee shall be credited with Hours of Service on the basis of 45 hours for each week for which the Employee would be credited with at least one Hour of Service.

     (f) For purposes of determining whether a Participant has incurred a one-year Break in Service, a Participant will be credited with Hours of Service for certain periods of absence from work by reason of the Participant's pregnancy, the birth of a Participant's child, the adoption of a Participant's child, or caring for a Participant's child during the period immediately following the birth or adoption of such child. If the Participant's normal work hours are known, such Participant will be credited with the number of hours that normally would have been credited for such absence. If the Participant's normal work hours are not known, such Participant will be credited with eight Hours of Service for each normal workday during such absence. No more than 501 Hours of Service shall be credited for such purposes in the Plan Year in which such absence commences if the Participant would otherwise incur a Break in Service in such Plan Year; otherwise, such Hours of Service shall be credited in the following Plan Year if such absence continues in such Plan Year.

INDEPENDENT APPRAISER

     Any appraiser, appointed by the Trustee, who is independent of the Company and who meets the requirements of the regulations prescribed under Section 170(a)(1) of the Code.

LEASED EMPLOYEE

     Any person (other than an Employee of the Company) who pursuant to an agreement between the Company and any other person ("leasing organization") has performed services for the Company (or for the Company and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one year, and the individual's services are performed under primary direction or control by the service recipient. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the Company shall be treated as provided by the Company.

LIMITATION YEAR

     For purposes of the limitations on Contributions and benefits imposed by Section 415 of the Code, the Limitation Year shall be the Plan Year.

NORMAL RETIREMENT

     Termination of service upon  attainment  of  the  Normal  Retirement
Date.

NORMAL RETIREMENT DATE

     The date on which a Participant attains age 65 or the fifth anniversary of the date the Participant commenced participation in this Plan, whichever is later.

OTHER INVESTMENTS ACCOUNT

     The Account of a Participant which is credited with a share of the net income (or loss) of the Trust and Employer Contributions and Forfeitures in other than Company Stock and which is debited with payments made to pay for Company Stock.

PARTICIPANT

     Any Employee who is participating in this Plan as defined in Section 3 of the Plan or former Employee for whom an Account is maintained. A Participant ceases to be a Participant when such Participant's Account is closed after all amounts have been distributed or Forfeited.

PLAN

     The Total-Tel USA Communications, Inc. Employee Stock Ownership Plan, which includes the Plan and Trust Agreement.

PLAN BENEFIT

     The vested amount, as defined in Sections 12 and 13 of the Plan, of a Participant's Accounts.

PLAN YEAR

     The 12-month period ending on each Anniversary Date.

QUALIFIED ELECTION PERIOD

     The six-year Plan period beginning with the first Plan Year in which the Participant first became a Qualified Participant.

QUALIFIED EMPLOYER SECURITIES

     Employer Securities which are issued by a domestic corporation that has no securities outstanding which are readily tradable on an established securities market, have been held for at least three years by the seller, and were not received by the seller in a distribution from a Plan qualified under Section 401(a) or in a transfer pursuant to an option or other right to acquire stock under Section 83, 422, 422A, 423, or 424 of the Code.

QUALIFIED PARTICIPANT

     Any Participant who has attained age 55 and has completed 10 years of participation under the Plan.

QUALIFIED REPLACEMENT PROPERTY

     Any stock, bond, debenture, note, or other evidence of indebtedness issued by a domestic corporation (other than the Employer corporation or any corporation which is a member of a parent-subsidiary controlled group which includes the Employer corporation) which does not, for the taxable year preceding the taxable year in which such security is purchased, have passive investment income exceeding 25% of the gross receipts of such corporation for such year.

RETIREMENT

     Termination   of   service   due  to  Normal  Retirement,   Deferred
Retirement, or Disability.

SECURITIES ACQUISITION LOAN

     A loan which is used to purchase Employer Securities and which meets the requirements of paragraphs 1 and 2 of Section 6(c) of the Plan.

SEGREGATED INVESTMENTS ACCOUNT

     The Account of a Participant which is credited with amounts which may not be used to purchase shares of Company Stock pursuant to the provisions of Rev. Proc. 87-22.

STOCK BONUS PLAN

     The portion of the Plan which is designed to qualify as such and is subject to the rules pertaining to a stock bonus plan under Section 401(a) of the Code.

SUSPENSE ACCOUNT

     The Suspense Account maintained by the Committee to which shall be credited all shares of Employer Securities purchased with the proceeds of a Securities Acquisition Loan.

TOTAL COMPENSATION

     For purposes of Section 415 of the Code and the Top Heavy provisions in Section 21 of this Plan,

     (a)  The term "Total Compensation" includes:

     (1) The Employee's wages, salaries, fees for professional services, and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in Section 1.62-2(c) of the regulations under Section 62 of the Code).

     (2) In the case of an Employee who is an employee within the meaning of Section 401(c)(1) of the Code and the regulations thereunder, the Employee's earned income (as described in Section 401(c)(2) of the Code and the regulations thereunder).

     (3) Amounts described in Sections 104(a)(3), 105(a), and 105(h) of the Code, but only to the extent that these amounts are includible in the gross income of the Employee.

     (4) Amounts paid or reimbursed by the Employer for moving expenses incurred by an Employee, but only to the extent that at the time of the payment it is reasonable to believe that these amounts are not deductible by the Employee under Section 217 of the Code.

     (5) The value of a nonqualified stock option granted to an Employee by the Employer, but only to the extent that the value of the option is includible in the gross income of the Employee for the taxable year in which granted.

     (6) The amount includible in the gross income of an Employee upon making the election described in Section 83(b) of the Code.

     (7) For purposes of subdivisions (1) and (2) of this subparagraph, foreign earned income (as defined in Section 911(b) of the Code), whether or not excludable from gross income under Section 911 of the Code. Compensation described in subdivision (1) of this subparagraph is to be determined without regard to the exclusions from gross income in Sections 931 and 933 of the Code. Similar principles are to be applied with respect to income subject to Sections 931 and 933 of the Code in determining compensation described in subdivision (2) of this subparagraph.

     (b)  The term "Total Compensation" does not include items such as:

     (1) Contributions made by the Employer to a plan of deferred compensation to the extent that, before the application of Code Section 415 limitations to that plan, the contributions are not includible in the gross income of the Employee for the taxable year in which contributed. In addition, Employer contributions made on behalfof an Employee to a simplified employee pension plan described in Code Section 408(k) are not considered as compensation for the taxable year in which contributed. Additionally, any distributions from a plan of deferred compensation are not considered as compensation for Section 415 purposes, regardless of whether such amounts are includible in the gross income of the Employee when distributed. However, any amounts received by an Employee pursuant to an unfunded nonqualified plan may be considered as compensation for Code Section 415 purposes in the year such amounts are includible in the gross income of the Employee.

     (2) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture (under Section 83 of the Code).

     (3) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

     (4) Other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee), or contributions made by an Employer (whether or not under a salary deferral agreement) towards the purchase of an annuity contract described in
Section 403(b) of the Code (whether or not the contributions are excludable from the gross income of the Employee).

TRUST

     The Trust created by the Trust Agreement entered into between the Company and the Trustee.

TRUST AGREEMENT

     The Agreement between the Company and the Trustee or any successor Trustee establishing the Trust and specifying the duties of the Trustee.

TRUSTEE

     The Trustee (or Trustees) designated by the Company's Board of Directors (and any successor Trustee). The Board of Directors may provide that any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan (including service as both Trustee and Committee member).

VALUATION DATE

     The Anniversary Date coinciding with or immediately preceding the date of actual distribution of Plan Benefits. For purposes of the top heavy provisions of this Plan, the Valuation Date is the most recent Anniversary Date within a 12-month period ending on a Determination Date (as defined in Section 21).

YEAR OF SERVICE

     For purposes of eligibility, a 12-month period beginning on an Employee's Employment Commencement Date during which an Employee is credited with not less than 1,000 Hours of Service.

     For purposes of vesting under Section 13, all Plan Years beginning on or after the Effective Date during which an Employee has completed 1,000 or more Hours of Service, including any Plan Year during which such Participant has completed 1,000 or more Hours of Service but has not yet become eligible to participate in the Plan.

SECTION 3. ELIGIBILITY.

     Subject to the conditions and limitations of the Plan, each Employee shall become eligible to participate in the Plan retroactively to the first day of the Plan Year during which the Employee satisfies the following requirements:

     (a) the Employee has completed one Year of Service measured during the Eligibility Computation Period; and

     (b)  the Employee has attained 21 years of age.

     Upon the Employee so becoming eligible, participation in the Plan shall be based on the total Covered Compensation paid to the Employee for the entire Plan Year during which the Employee becomes eligible to participate. If an Employee who has met the eligibility requirements leaves the service of the Employer and returns to service without incurring a one-year Break in Service, the Employee shall continue to be eligible to participate in the Plan immediately upon returning to Service.

     An Employee whose terms of employment with the Employer are covered by a collective bargaining agreement shall not be eligible to participate in the Plan unless the terms of such collective bargaining agreement specifically provide for participation in this Plan. Notwithstanding the foregoing, if any such Employee ceases to be subject to the collective bargaining agreement, Years of Service for purposes of eligibility and vesting shall include years during which an Employee is covered by a collective bargaining agreement after the Effective Date of the Plan.

     An Employee who is a Leased Employee shall not be eligible to participate in this Plan. Notwithstanding the foregoing, if an Employee ceases to be a Leased Employee, Years of Service for purposes of eligibility and vesting shall include all Years of Service with the Employer after the Effective Date of the Plan.


SECTION 4. PARTICIPATION IN ALLOCATION OF BENEFITS.

     (a)       PARTICIPATION.

          Except in the case of death, Disability, or Retirement, a Participant will share in the allocation of Employer Contributions and Forfeitures only if the Participant is still employed on the last day of the Plan Year and has accumulated 1,000 or more Hours of Service during the Plan Year. Except in the case of death, Disability, or Retirement, a Participant who accumulates less than 1,000 Hours of Service during a Plan Year will not share in the allocation of Employer Contributions and Forfeitures under Section 11 for such Plan Year, will not be given a Year of Service for purposes of vesting under Section 13, and shall become an inactive Participant for that Plan Year.

          A Participant reemployed following a Break in Service shall again resume participation in the Plan as of the date of reemployment for purposes of vesting under Section 13 and for purposes of participating in Employer Contributions and Forfeitures under Section 11 (subject to the requirements of this Section 4 and Section 13 of the Plan). However, if the Participant is reemployed after a Break in Service and has no vested rights under the Plan and the number of consecutive one-year Breaks in Service equals or exceeds five years or the number of aggregate years of pre-break service, whichever is greater, the Participant shall be treated as a new Employee for purposes of participation.

     (b)  LEAVE OF ABSENCE.

          A Participant's employment is not considered terminated for purposes of the Plan if the Participant has been on leave of absence with the consent of the Company, provided that the Participant returns to the employ of the Company within 30 days after the leave (or within such longer period as may be prescribed by law). Leave of absence shall mean a leave granted by the Company, in accordance with rules uniformly applied to all Participants, for reasons of health or public service or for reasons determined by the Company to be in its best interests. Solely for purposes of preventing a Break in Service, a Participant on such leave of absence shall be credited with eight Hours of Service for each business day of the leave. A Participant who does not return to the employ of the Company within the prescribed time following the end of the leave of absence shall be deemed to have terminated employment as of the date when the leave began, unless such failure to return was the result of death, Disability, or Retirement.

     (c) SUSPENDED PARTICIPATION.

          A Participant who ceases to be an eligible Employee by becoming subject to a collective bargaining agreement shall become a suspended Participant. During the period of suspension, no amounts shall be credited to the Participant's Accounts which are based on the Participant's Covered Compensation from and after the date of suspension. However, amounts previously credited to a Participant's Accounts shall continue to vest and the Participant shall be entitled to benefits in accordance with the provisions of Section 14(g) of this Plan throughout the period during which the Participant is on suspended status.

     (d) INACTIVE PARTICIPATION.

          A Participant who has more than 500 Hours of Service but less than 1,000 Hours of Service in any Plan Year shall be an inactive Participant for that Plan Year. No amounts shall be credited to such Participant's Accounts which are based on the Participant's Covered
Compensation for that Plan Year unless the Participant terminates employment due to death, Disability, or Retirement.

SECTION 5. PLAN CONTRIBUTIONS.

          Subject to the conditions and limitations of the Plan, for each Plan Year, the Employer will contribute to the Trustee cash equal to or property or Company Stock having an aggregate fair market value equal to, such amount, if any, as the Board of Directors of the Employer shall determine by resolution; provided, however, that an Employer shall contribute an amount in cash not less than the amount required to enable the Trustee to discharge any indebtedness incurred with respect to an Acquisition Loan. In no event will the Employer's contribution for any Plan Year exceed the limitation discussed in Section 11(b).


     The Employer's ESOP contribution for any Plan Year shall be due on the last day of the Plan Year and, if not paid by the end of that year, shall be payable to the Trustee as soon thereafter as practicable, but not later than the time prescribed for filing the Employer's Federal income tax return for that Plan Year, including any extensions of time, without interest.

SECTION 6. INVESTMENT OF TRUST ASSETS.


     (a)  AUTHORIZED INVESTMENTS.

     Employer Contributions in cash received by the Trust will be applied to pay any outstanding obligations of the Trust incurred for the purchase of Employer Securities, or may be applied to purchase additional shares of Company Stock from current shareholders, treasury shares, or newly issued shares from the Company. The Committee may also direct the Trustee to invest funds under the Plan in savings accounts, certificates of deposit, securities, or other equity stocks or bonds or in any other kind of real or personal property, including interests in oil or other depletable natural resources, options, puts, calls, futures contracts, and commodities; or such funds may be held in non-interest-bearing bank accounts, as necessary, on a temporary basis.

     (b)  DUTIES OF COMMITTEE.

     Except as otherwise provided in Section 18(b), all investments will be made by the Trustee only upon the direction of the Committee. Except in the case of a purchase from a Disqualified Person (as defined in Section 4975(e)(2) of the Code), all purchases of Company Stock shall be made at no more than fair market value. In the case of a purchase from a Disqualified Person, all purchases of Company Stock shall be made at prices which, do not exceed the fair market value of such shares as of the date of the transaction.

     (c)  PLAN LOANS.

     (1) The Committee may direct the Trustee to incur Plan loans from time to time to carry out the purposes of the Trust, provided that if the loan is a Securities Acquisition Loan, the terms of the loan must comply with the following requirements: Any such loan shall be for a specified term, shall bear a reasonable rate of interest, may not exceed 15 years in duration, and may only be secured by a collateral pledge of the Employer Securities so acquired. Any such loan shall be primarily for the benefit of Plan Participants and their Beneficiaries. No other Trust assets may be pledged as collateral by the Trustee, and no lender shall have recourse against Trust assets other than any shares of Employer Securities remaining subject to pledge. Any pledge of Employer Securities must provide for the release of shares so pledged pursuant to either the "General Rule" or the "Special Rule" set forth in Section 7. Shares of Employer Securities released from the Suspense Account shall be allocated to Participants' accounts in shares of stock or other nonmonetary units. Repayments of principal and interest on any Securities Acquisition Loan shall be made by the Trustee (as directed by the Committee) only from Employer Contributions in cash to the Trust, from any cash dividends received by the Trust on such Employer Securities, or from any earnings attributable to the investment of Employer Contributions made to the Trust in cash to meet its obligations under the Securities Acquisition Loan. Such Contributions, dividends, and earnings shall be accounted for separately in the books of accounts of the Plan until the Securities Acquisition Loan is repaid. The proceeds of a Securities Acquisition Loan may be used only to acquire Employer Securities, to repay such loan, or to repay a prior Securities Acquisition Loan. The Plan may not obligate itself to acquire securities from a particular security holder at an indefinite time determined upon the happening of an event such as the death of the holder. The protections and rights described in Section 16 are nonterminable. Should this Plan cease to be an Employee Stock Ownership Plan, or should the Securities Acquisition Loan be repaid, all Employer Securities will continue to be subject to the provisions of
Section 16. If securities acquired with the proceeds of a Securities Acquisition Loan available for distribution consist of more than one class, a Distributee must receive substantially the same portion of each such class.

          (2) In the event of default upon a Securities Acquisition Loan, the value of Plan assets transferred in satisfaction of the Securities Acquisition Loan must not exceed the amount of default. If the lender is a Disqualified Person, a loan must provide for a transfer of Plan assets upon default only upon and to the extent of the failure of the Plan to meet the payment schedule of the loan. For purposes of this paragraph, the making of a guarantee does not make a person a lender.

     (d) NONRECOGNITION OF GAIN.

          (1) There shall be no recognition of gain upon a sale of Employer Securities to the Plan if (i) the seller has held such Securities for at least three years, (ii) after the purchase the Plan owns at least 30% of each class of outstanding stock of the Company (other than preferred stock described in Section 1504(a)(4) of the Code), or 30% of the total value of all outstanding stock of the Company (other than preferred stock described in Section 1504(a)(4) of the Code), (iii) the seller purchases Qualified Replacement Property within three months prior to the sale or within 12 months after the sale, (iv) on or before the time (including extension) for filing an income tax return, the seller files with the IRS a written statement, verified by the Company, regarding the terms of the sale, and (v) the Plan complies with the allocation requirements set forth in Section 11(b)(5).

          (2) If, during the three-year period after the Plan acquires Qualified Employer Securities in a transaction in which gain is not recognized, the Plan disposes of part or all of such Qualified Employer Securities, the Company shall be liable for a tax equal to 10% of the amount realized upon the disposition, unless such disposition is necessary to meet the diversification requirements of Section 17(a) of the Plan, or unless such disposition is made to a Participant (or the Participant's Beneficiary) by reason of death, Disability, Retirement after age 59-1/2, or a separation from service which results in a one-year Break in Service.

SECTION 7. ALLOCATIONS TO ACCOUNTS.

     (a)       INDIVIDUAL ACCOUNTS.

     The Committee shall establish and maintain individual Accounts for each Participant in the Plan. Individual Accounts shall also be maintained for all former Participants who still have an interest in the Plan. Except as provided in Section 17(a), such individual Accounts shall not require a segregation of the Trust assets and no Participant, former Participant, or Beneficiary shall acquire any right to or interest in any specific asset of the Trust as a result of the allocation provided for in the Plan.

     (b) COMPANY STOCK ACCOUNT.

          (1) The Company Stock Account of each Participant will be credited as of each Anniversary Date with the Participant's allocated share of Company Stock (including fractional shares) purchased and paid for by the Trust or contributed in kind by the Company, with Forfeitures of Company Stock and with stock dividends on Company Stock held in the Participant's Company Stock Account.

     Employer Securities acquired by the Trust with the proceeds of a Securities Acquisition Loan shall be credited to a Suspense Account. For each Plan Year during the duration of the Securities Acquisition Loan, the number of shares of Employer Securities to be released from said Suspense Account and allocated to the Company Stock Accounts of Participants shall be determined pursuant to either the "General Rule" or the "Special Rule" described below as selected by the Committee for each Securities Acquisition Loan. Once the Committee has selected either the General Rule or the Special Rule, that Rule shall be used exclusively for the allocation of shares of Employer Securities purchased with the proceeds of a particular Securities Acquisition Loan.

               (A) General Rule: For each Plan Year during the duration of the loan, the Committee shall withdraw from the Suspense Account a number of shares of Employer Securities equal to the total number of such shares held in the Suspense Account immediately prior to the withdrawal multiplied by a fraction:

                    (i)  The   numerator   of  which  is  the  amount  of
principal and interest paid for the Plan Year; and

                    (ii) the denominator of which is the sum of the numerator plus the principal and interest to be paid for all future years:

               (B)  Special Rule:

                    (i) For each Plan Year, the Committee shall withdraw from the Suspense Account a number of shares of Employer Securities equal to the total number of such shares held in the Suspense Account immediately prior to the withdrawal multiplied by a fraction paid for the Plan Year; and

                         (aa) The numerator of which  is  the  amount  of
principal paid for the Plan Year; and

                         (bb)  The denominator of which is the sum of the
numerator plus the principal to be paid for all future Plan Years.

                    (ii) The Committee may select the Special Rule only if:

                         (aa) The  Securities Acquisition  Loan  provides
for annual payments of principal and interest at a cumulative rate which is not less rapid at any time than level annual payments of such amounts for 10 years;

                         (bb) The interest  included  in  any  payment is
disregarded only to the extent that it would be determined to be interest under standard loan amortization tables; and

                         (cc) By  reason  of  a  renewal,  extension,  or
refinancing, the sum of the expired duration of the original loan, any renewal period, any extension period, and the duration of any new loan does not exceed 10 years.

               (C) In determining the number of shares to be released for any Plan Year under either the General Rule or the Special Rule:

                    (i) The number of future years under the Loan must be definitely ascertainable and must be determined without taking into account any possible extensions or renewal periods;

                    (ii) If the Loan provides for a variable interest rate, the interest to be paid for all future Plan Years must be computed by using the interest rate applicable as of the end of the Plan Year for which the determination is being made; and

                    (iii) If the Employer Securities allocated to the Suspense Account includes more than one class of shares, the number of shares of each class to be withdrawn for a Plan Year from the Suspense Account must be determined by applying the applicable fraction provided for above to each such class.

          (2) Allocations of Company Stock shall be reflected separately for each class of such stock, and the Committee shall maintain adequate records of the aggregate cost basis of Company Stock allocated to each Participant's Company Stock Account.

     (c)  OTHER INVESTMENTS ACCOUNT.

          The Other Investments Account of each Participant will be credited (or debited) as of each Anniversary Date with the Participant's share of the net income (or loss) of the Trust, with cash dividends on Company Stock not distributed to Participants or used to pay a Securities Acquisition Loan and with Employer Contributions and Forfeitures in other than Company Stock. The Other Investments Account of each Participant will be credited (or debited) as of each Anniversary Date with the Participant's share of the unrealized appreciation (or depreciation) in the value of Trust assets other than Company Stock. It will be debited for any payments for purchases of Company Stock or for repayment of debt (including principal and interest) incurred for the purchase of Employer Securities.

SECTION 8. TREATMENT OF EXPENSES.

     All expenses incurred by the Committee and the Trustee in connection with administering this Plan and the Trust Fund shall be paid by the Trustee from the Trust Fund to the extent the expenses have not been paid or assumed by the Employers or by the Trustee.

SECTION 9. VOTING COMPANY STOCK.

     The Trustee generally shall vote shares of Company Stock held under the Plan in accordance with the written instructions of the Committee. However, if the Employer has a registration-type class of securities within the meaning of section 409(e) of the Code, or if a matter submitted to the holders of the Company Stock involves a merger, consolidation, recapitalization, reclassification, liquidation, dissolution, or sale of substantially all assets of an entity, then the shares of Company Stock which have been allocated to Participants' Accounts shall be voted by the Trustee in accordance with the Participants' written instructions.

     The Trustee shall vote any unallocated shares of Company Stock in the Trust Fund, or any allocated Company Stock as to which no voting instructions have been received, in such manner as shall be directed by the Committee.

Section 10. DISCLOSURE TO PARTICIPANTS

     (a)       SUMMARY Plan Description.

          Within 120 days after the receipt of an initial favorable determination letter from the Internal Revenue Service relating to the qualification of the Plan, and thereafter within 90 days after a Participant commences participation (or after a Beneficiary first receives benefits under the Plan), the Committee shall furnish such Participant (or Beneficiary) with the summary plan description required by Sections 102(a)(1) and 104(b)(1) of ERISA. Such summary plan description shall be updated from time to time as required under ERISA and the Department of Labor regulations thereunder.

     (b)  SUMMARY ANNUAL REPORT.

          Within nine months after each Anniversary Date, the Committee shall furnish each Participant (and each Beneficiary receiving benefits under the Plan) with the summary annual report of the Plan required by
Section 104(b)(3) of ERISA, in the form required by regulations of the Department of Labor.

     (c)  ANNUAL STATEMENT.

          As soon as possible after each Anniversary Date, Participants will receive a written statement of their Accounts showing as of that Anniversary Date:

          (1) The balance in each of their Accounts as of the preceding Anniversary Date.

          (2) The amount of Employer Contributions and Forfeitures allocated to their Accounts for the year.

          (3) The adjustments to their Accounts to reflect their share of dividends and the income and expenses of the Trust for the year.

          (4) The new balances in each of their Accounts, including the number of shares of Company Stock.

          (5) The vested percentage of their Plan Benefit.

     Upon the discovery of any error or miscalculation in an Account, the Committee shall correct the same insofar as, in the Committee's discretion, correction is feasible. Statements to Participants are for reporting purposes only, and no allocation, valuation, or statement shall, by itself, vest any right or title in any part of the Trust Fund.

     (d) NOTICE OF ROLLOVER TREATMENT.

          The Committee shall, when making any distribution which qualifies as a qualifying rollover distribution under Section 402(c) or
Section 401(a)(31) of the Code, provide a written notice to the recipient which explains the provisions of Sections 402(c) and 401(a)(31) under which such distribution will not be subject to current tax if transferred to an Eligible Retirement Plan. In the case of a distribution under
Section 402(c), such notice shall be given not less than 30 days nor more than 90 days before the distribution date. If the distribution is one to which Sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)(11)(c) of the Income Tax Regulations is given, provided that:

          (1) the Committee clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

          (2) the Participant, after receiving the notice, affirmatively elects a distribution.

     (e) ADDITIONAL DISCLOSURE.

          The Committee shall make available for examination by any Participant (or Beneficiary) copies of the summary plan description, the Plan, the Trust Agreement, and the latest annual report of the Plan filed with the Department of Labor. Upon written request of any Participant (or Beneficiary), the Committee shall furnish copies of such documents and may make a reasonable charge to cover the cost of furnishing such copies, as provided in regulations of the Department of Labor.

SECTION 11.  ALLOCATION OF EMPLOYER CONTRIBUTIONS AND FORFEITURES.

     (a)       ALLOCATION OF EMPLOYER CONTRIBUTIONS AND FORFEITURES.

          The allocations will be made as follows:

          (1) EMPLOYER CONTRIBUTIONS.

          Employer Contributions will be allocated as of each Anniversary Date among the Accounts of Participants who meet the requirements of
Section 4 of the Plan, in the proportion that each such Participant's Covered Compensation bears to the total Covered Compensation of all such Participants for that year. Shares of Employer Securities released from the Suspense Account (as provided in Section 7(b)) by reason of the payment of interest and principal on a Securities Acquisition Loan shall be allocated as of each Anniversary Date among the Accounts of Participants in the Plan who meet the requirements of Section 4 of the Plan, in the proportion that each such Participant's Covered Compensation bears to the total Covered Compensation of all such Participants for that year.

          (2)  FORFEITURES.

          Forfeitures shall be allocated in the same manner as Employer Contributions are allocated.
          (3)  NET INCOME (OR LOSS) OF THE TRUST.

          The net income (or loss) of the Trust will be determined annually as of each Anniversary Date. Any stock dividends on shares of Company Stock held by the Trust shall be allocated to each Participant's Company Stock Account in the ratio in which the cumulative number of shares allocated to the Participant's Company Stock Account as of the preceding Anniversary Date bears to the total cumulative number of shares of Company Stock allocated to the Company Stock Accounts of all Participants as of that date. Trust income attributable to any cash dividends paid on shares of Company Stock (whether or not allocated) and not used to make payments on a Securities Acquisition Loan shall be allocated to each Participant's Other Investments Account in the ratio in which the cumulative number of shares allocated to the Participant's Company Stock Account as of the preceding Anniversary Date bears to the total cumulative number of shares of Company Stock allocated to the Company Stock Accounts of all participants as of that date. Trust income attributable to any gain from the sale of unallocated shares of Employer Securities shall be allocated to each Participant's Other Investments Account in the proportion that each such Participant's Covered Compensation for the Plan Year bears to the total Covered Compensation of all such Participants for that Plan Year. All other net income (or loss) will be allocated to each Participant's Other Investments Account in the ratio in which the balance of the Participant's Other Investments Account on the preceding Anniversary Date bears to the sum of the balances of the Other Investments Accounts of all Participants on that date. For this purpose, Account balances shall be reduced by amounts distributed to Participants during the Plan Year.

               The net income (or loss) includes the increases (or decreases) in the fair market value of assets of the Trust, interest, dividends, other income, and expenses attributable to assets in the Other Investments Accounts since the preceding Anniversary Date. Net income (or loss) does not include the interest paid under any installment contract for the purchase of Company Stock by the Trust or on any loan obtained by the Trust to purchase Company Stock. Notwithstanding the foregoing, no income (or loss) shall be allocated to a terminated Participant's Account for the Plan Year in which the Participant receives final distribution of the Plan Benefit.

     (b) ALLOCATION LIMITATIONS.

          (1) The total Annual Additions to a Participant's Accounts for any Limitation Year shall not exceed the lesser of (i) $30,000, or (ii) 25% of the Participant's Total Compensation for the Limitation Year.

               A Participant's allocable share of Employer Contributions applied to the payment of interest on a Securities Acquisition Loan and Forfeitures of Employer Securities purchased with the proceeds of a Securities Acquisition Loan shall not be included as an Annual Addition, provided that no more than one-third of the Employer Contribution for that year is allocated to the Accounts of Highly Compensated Employees.

          (2) If an Employer is contributing to another defined contribution plan, as defined in Section 414(i) of the Code, for Employees of the Company, some or all of whom may be Participants in this Plan, then any such Participant's Annual Additions in such other plan shall be aggregated with the Participant's Annual Additions derived from this Plan for purposes of the limitation in Paragraph (1) of this Subsection.

          (3) If a Participant in this Plan is also a Participant in a defined benefit plan to which Contributions are made by an Employer or Affiliated Company, then in addition to the limitation contained in Paragraph (1) of this Subsection, such Participant's allocations shall be limited, such that the sum of the defined benefit plan fraction and the defined contribution plan fraction for any Limitation Year shall not exceed 1.0. For purposes of this Paragraph (3), the defined benefit plan fraction is a fraction, the numerator of which is the projected annual benefit of the Participant under all such defined Plans determined as of the close of the Limitation Year, and the denominator of which is the lesser of (i) the product of 1.25 multiplied by the dollar limitation in effect for such Plan Year, or (ii) the product of 1.4 multiplied by 100% of the Participant's average Total Compensation for the Participant's highest three Limitation Years. For purposes of this Paragraph (3), the defined contribution plan fraction for any Limitation Year is a fraction, the numerator of which is the sum of the Annual Additions to the Participant's Accounts as of the close of the Limitation Year, and the denominator of which is the sum of the lesser of the following amounts determined for such year and for each prior Year of Service with the
Employer: (i) the product of 1.25 multiplied by the dollar limitation in effect for such Limitation Year or (ii) the product of 1.4 multiplied by 25% of the Participant's Total Compensation.

          (4) If Company Stock is purchased from a shareholder of the Company and if such shareholder is also a Participant in this Plan, then notwithstanding anything to the contrary contained in this Plan, the total Account balances of such Participant's Accounts other than the Participant's Segregated Investments Account, combined with the total Account balances of the Accounts of such Participant's spouse, parents, grandparents, children, and grandchildren under the Plan, shall not exceed 20% of the total of all Account balances under the Plan. However, if the total Account balances of such Participant's Accounts exceed 20% of the total of all Account balances, then the amounts in excess of said 20% shall be credited to that Participant's Segregated Investments Account and invested in investments other than Company Stock.

          (5) In the case of a sale in which a seller elects nonrecognition of gain under Section 1042 of the Code, no portion of such Qualified Employer Securities may be allocated to the Account of (i) the seller (or the seller's family) during the nonallocation period or (ii) any other person who owns (after application of the family attribution rules) more than 25% of any class of outstanding Company Stock, or more than 25% of the total value of any class of outstanding Company Stock, at any time during the one year period preceding the purchase of such Qualified Employer Securities by the Plan, or on any subsequent date when such Qualified Employer Securities are allocated to Participants in the Plan. For purposes of this Paragraph, the seller's family shall include the seller's spouse, ancestors, lineal descendants, and brothers and sisters. Notwithstanding the foregoing, lineal descendants of a seller shall be permitted to share in the allocation of Qualified Employer Securities, provided that the aggregate amount of such stock allocated for the benefit of all such lineal descendants does not exceed more than five percent of such stock purchased from the seller. For purposes of this Paragraph (5), a person shall be considered to be a more than 25% shareholder if the amount of Company Stock which such person owns (whether outright or as a Plan Participant), together with the amount of Company Stock owned by such person's spouse, children, grandchildren and parents (whether outright or as Plan Participants), exceeds 25% of any class of outstanding Company Stock or 25% of the total value of any class of outstanding Company Stock. For purposes of this Paragraph (5), the "nonallocation period" means the period beginning on the date of the sale and ending on the later of (i) the date which is 10 years after the date of sale, or (ii) the date of the Plan allocation attributable to the final payment of the Securities Acquisition Loan.

          (6) If, due to forfeitures, reasonable error in estimating compensation, or other limited facts and circumstances as determined by the Commissioner, the Account balances or the Annual Additions to a Participant's Accounts would exceed the limitation described in Paragraphs (1), (2), or (3) of this Subsection, the aggregate of the Annual Additions to this Plan and the Annual Additions to any other plan described in Paragraphs (2) or (3) shall be reduced until the applicable limitation is satisfied.

          (7) The reduction shall be treated the same as Forfeitures and shall be allocated in accordance with Section 11(a)(2) of the Plan to the Accounts of Participants who are not affected by this limitation.

          (8) If any amount cannot be reallocated under the foregoing provision, such amount shall be deposited in a suspense account and allocated to the maximum extent possible under Section 11(a)(2) of the Plan in succeeding years, provided that (i) no Employer Contributions are made until Section 415 of the Code will permit their allocation, (ii) no investment gains or losses are allocated to such suspense account, and
(iii) the amounts in such suspense account are allocated at the earliest possible date.

SECTION 12. PLAN BENEFIT AT DEATH, DISABILITY, OR RETIREMENT.

     A Participant's "Termination Date" will be the date on which his employment with the Employer is terminated because of the first to occur of the Participant's Death, Disability, or Retirement. A Participant's Plan benefit upon death, Disability, or Retirement will be the total of the Participant's Account balances as of the coinciding or following Anniversary Date. A Participant who, while employed with the Company, dies or attains any of the following Retirement dates will be 100% vested

     (a)  NORMAL RETIREMENT.

          The Participant retires or is retired, as permitted by applicable law, from the employ of the Employer on the date on which he attains age 65 or the fifth anniversary of the date he commenced participation in the Plan, if he commences participation in the Plan within five years before attaining age 65.

     (b)  DISABILITY RETIREMENT.

          The Participant is retired from the employ of the Employers and the Related Companies at any age because of disability (physical or mental), as determined by a qualified physician selected by the Trustee. A Participant will be considered to be disabled for purposes of the Plan if on account of a disability he is no longer capable of performing the duties assigned to him by his Employer.

     (c) DEFERRED RETIREMENT.

          If a Participant continues in the service of the Employer beyond the Normal Retirement Date, such Participant shall continue to participate in the Plan during any period of employment following the Normal Retirement Date.

          Any amount credited to a Participant's Accounts with respect to the Employer's Contribution for the Plan Year in which such Participant dies, becomes Disabled, or attains any of the above Retirement dates shall also be completely vested at the time of such contribution.

SECTION 13. OTHER TERMINATION OF SERVICE AND VESTING.

     (a)       VESTING SCHEDULE.

          If a Participant has a Break in Service or the Participant's employment is terminated for any reason other than as described in
Section 12, the vesting of such Participant's Plan Benefit will be based upon Years of Service, as defined in Section 2, in accordance with the following vesting schedule:

               NUMBER OF YEARS OF SERVICE         VESTED PERCENTAGE

               Less than Three Years 0%
               3 years but less than 4 years 20%
               4 years but less than 5 years 40%
               5 years but less than 6 years 60%
               6 years but less than 7 years 80%
               7 years or more           100%

     (b) VESTING UPON REEMPLOYMENT.

          If a Participant is reemployed by the Company following a Break in Service, such Participant's Accounts shall be vested as follows:

          (1) VESTING OF PRIOR ACCOUNT BALANCES.

          If a Participant has had five consecutive one-year Breaks in Service, Years of Service after such five-year period will not be taken into account for purposes of determining a Participant's vested interest in the Participant's prebreak Account balances and new Accounts will be established to record the Participant's interest in the Plan for service after such five-year period.

          (2) VESTING OF SUBSEQUENT ACCOUNT BALANCES.

               (A) In the case of a Participant who, at the time of a Break in Service, does not have any vested right under Paragraph (a) above, Years of Service before such Break in Service shall not be taken into account unless such Participant returns to work for the Employer and completes one Year of Service. Notwithstanding the foregoing, Years of Service before such Break in Service shall not be taken into account for purposes of determining a Participant's vested interest in the Participant's postbreak Account balances if the number of consecutive one-year Breaks in Service equals or exceeds five years or the aggregate number of years of prebreak service, whichever is greater.

               (B)  If a Participant had any degree of vested interest at the time of the Participant's Break in Service, such Participant shall participate retroactively to the Participant's reemployment date for purposes of determining a Participant's vested interest in the Participant's postbreak Account balances. Upon resuming participation, such Participant's Years of Service shall include all Years of Service prior to the Break in Service.

          (c)  FORFEITURES.

          Forfeitures shall first be charged against a Participant's Other Investments Account, with any balance charged next against the Participant's Company Stock Account. If a portion of a Participant's Account is to be forfeited and interests in more than one class of Employer Securities have been allocated to a Participant's Account, the Participant shall forfeit the same percentage of each such class. The disposition of such Forfeitures shall be as follows:

                    (1) If a Participant has incurred five consecutive one-year Breaks in Service and has not received a "cash-out distribution" (as defined below), the nonvested balance of the Participant's Accounts shall be allocated as a Forfeiture as soon as possible after the close of the Plan Year in which the Participant incurs a five-year Break in Service.

               (2) If a Participant who is not 100% vested receives a distribution of a Plan Benefit, which is not a "cash-out distribution" (as defined below), prior to the occurrence of a five-year Break in Service, and such Participant returns to work for the Employer, the portion of the Participant's Accounts which was not vested shall be maintained separately (from any additional contributions to this Plan) until such Participant becomes 100% vested. Such Participant's vested and nonforfeitable percentage in such separate Accounts upon any subsequent termination of Service shall be equal to:

                               X - Y__
                              100%-Y

          For purposes of applying this formula, X is the vested percentage at the time of the subsequent termination, and Y is the vested percentage at the time of the prior termination. Separate Accounts shall share in the allocation of Trust income or loss on every Anniversary Date prior to Forfeiture, but such accounts shall not share in allocation of Trust income or loss on the Anniversary Date on which they are forfeited.

               (3) If a Participant receives a "cash-out distribution" (as defined below), the nonvested balance of the Participant's Accounts shall be allocated as a Forfeiture as of the Anniversary Date coinciding with or following the date such Participant incurred a one-year Break in Service or received the cash-out distribution, whichever is later.

          (d)  CASH-OUT DISTRIBUTION.

          If a partially vested Participant receives a cash-out distribution, the cash-out distribution will result in a forfeiture of the nonvested portion of the Participant's Accounts. A "cash-out distribution" is a distribution of the entire vested portion of a Participant's Accounts which is made before the Participant incurs five consecutive one-year Breaks in Service.

          If any former Participant shall be reemployed by the Employer before five consecutive one-year Breaks in Service, and such former Participant had received a cash-out distribution prior to reemployment, the forfeited portion of such Participant's Accounts shall be reinstated only if the Participant repays the full amount distributed to such Participant. Such repayment must be made by the former Participant before the Participant incurs five consecutive one-year Breaks in Service following the date of distribution and before the five-year anniversary of his reemployment date. If the former Participant does repay the full amount distributed to such Participant, the undistributed portion of the Participant's Accounts must be restored in full, unadjusted by any gains or losses occurring subsequent to the Anniversary Date preceding the Participant's termination. Restoration of a Participant's Accounts shall include restoration of all Code Section 411(d)(6) protected benefits with respect to such restored amounts.

          If the Participant repays the amount distributed to such Participant within the required time period, the Committee shall restore the forfeited portion of the Participant's Accounts as of the Anniversary Date coinciding with or following the repayment. Such amount shall be restored, to the extent necessary, in the following manner: (A) first from current-year Forfeitures; (B) second from current-year Trust earnings; and (C) third from current-year Contributions. To the extent the amounts described in clauses (A), (B), and (C) are insufficient to enable the Committee to make the required restoration, the Employer must contribute the additional amount necessary to enable the Committee to make the required restoration.

          A terminated Participant who is zero percent vested shall be deemed to have received a cash-out distribution as of the last day of the Plan Year in which the Participant terminates. For purposes of applying the restoration provisions of this Paragraph, the Committee will treat a zero percent vested Participant as repaying the Participant's cash-out distribution on the first day of reemployment with the Employer.

SECTION 14.    DISTRIBUTION OF PLAN BENEFIT.

     (a)       DEATH, DISABILITY, OR RETIREMENT.

     Distribution will be made, to or for the benefit of the Participant or, in the case of the Participant's death, his Beneficiary, subject to subsection 14(e), by either, or a combination of, the following methods:

          (1) By payment in a lump sum (required if the total vested value of a Participant's Company Stock Account and Other Investments Account is $5,000 or less) or;

          (2) By payment in a series of substantially equal annual installments over a period not to exceed five years, provided the maximum period over which the distribution of a Participant's Company Stock Account and other Investments Accounts may be made shall be extended by one year, up to five additional years, for each $100,000 (or fraction thereof) by which such Participant's Company Stock Account and other Investment Account balance exceed $500,000 (the aforementioned figures are subject to cost-of-living adjustments prescribed by the Secretary of the Treasury).

     (b) OTHER TERMINATION OF PARTICIPATION.

          If a Participant terminates employment for reasons other than death, Disability, or Retirement, subject to Subsection 14(e), the Participant's vested Plan Benefit will be distributed as follows:

          (1)  COMPANY  STOCK  ACCOUNT  AND  OTHER  INVESTMENTS   ACCOUNT
          (EXCEEDING $5,000).

          If a Participant is not reemployed before the end of the fifth Plan Year following the Plan Year in which the Participant terminates employment, distribution of the Participant's Company Stock Account and Other Investments Account will commence as soon as administratively feasible after the close of the fifth Plan Year following the Plan Year in which the Participant terminates employment. Distribution of such Accounts will be made in annual installments over a period of years not to exceed five years in an annual amount of $500,000. However, if the value of such Accounts exceeds $500,000, as indexed, the term of the distribution shall be five years, plus one year (but not more than five additional years) for each $100,000 (or fraction thereof), as indexed, by which the Plan Benefit exceeds $500,000, as indexed.

          Notwithstanding the foregoing provisions of this Section 14(b), the Plan shall not be required to distribute any Employer Securities acquired with the proceeds of a Securities Acquisition Loan until the close of the Plan Year in which such Securities Acquisition Loan has been repaid in full.

          Notwithstanding the foregoing provisions of this Section 14(b), the Plan shall not be required to distribute any Employer Securities to the extent that the Participants or Beneficiaries have elected to have their Company Stock Account diversified under the provisions of Section 17(a) hereof.

          Notwithstanding anything in this Section 14 to the contrary, in the event a Participant's employment is terminated for reasons other than death, Disability, or Retirement, subject to Section 14(e), distribution of the Participant's Plan Benefit shall commence no later than one (1) year after the close of the Plan Year in which the earliest of the following events occurs:

               (A) the Participant's Normal Retirement Date; or

               (B) the Participant's death; or

               (C) the Participant's Disability.

          (2) COMPANY STOCK ACCOUNT AND OTHER INVESTMENTS ACCOUNT ($5,000 OR LESS).

          Notwithstanding the foregoing, if the total vested value of a Participant's Company Stock Account and Other Investments Account is $5,000 or less, distribution shall be made in a lump sum as soon as possible after the close of the Plan Year in which the Participant incurs a one-year Break in Service.

     (c) DEATH PRIOR TO DISTRIBUTION.

          If a Participant who has elected to defer distribution dies before the distribution has commenced, such Participant's entire Plan Benefit shall be distributed within five years of the date of the Participant's death; provided, however, that if any portion of a Participant's Plan Benefit is payable to or for the benefit of an individual who is the Participant's designated Beneficiary, such portion may, at the election of such Beneficiary, be distributed over a period not exceeding the life expectancy of such Beneficiary, provided such distributions begin not later than one year after the death of the Participant; and provided further that if the designated Beneficiary is the spouse of the Participant, at the election of the spouse, such distribution (over a period not exceeding the life expectancy of said spouse) need not commence until the date the Participant would have attained age 70-1/2.

     (d)  VALUATION DATE.

          All Accounts,  including  the  Company  Stock Account, shall be
valued  as  of  the  appropriate  Valuation Date.   The  Company  or  the
Committee may require other valuations from time to time as necessary.

     (e)  LIMITATIONS.

          If a present value of a Participant's Plan Benefit (determined in accordance with Section 411(a)(11)(B) of the Code) has ever exceeded $5,000, any distribution prior to the later of age 62 or the Participant's Normal Retirement Date may be made only with the written consent of the Participant. The Committee shall provide the Participant with a written notice which explains the provision of Section 411(a)- 11(c), not less than 30 days nor more than 90 days before the distribution date. If the distribution is one to which Sections
401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a) - 11(c) of the Income Tax Regulations is given, provided that:

               (1) the Committee clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

               (2)  the   Participant,   after   receiving   the  notice,
affirmatively elects a distribution.

          Failure of a Participant to consent to an immediate distribution within the applicable time limit is an election to defer benefits to the later of age 62 or the Normal Retirement Date of the Participant.

     (f) COMMENCEMENT OF BENEFITS.

          Pursuant to Section 401(a)(9) of the Code as amended by the Small Business Job Protection Act, distribution of a Participant's Plan Benefits are required to begin by April 1 of the Plan Year following the later of (1) the Plan Year in which the Participant attains age 70-1/2 or
(2) the Plan Year in which the Participant separates from service of the Employer. However, in the case of a five-percent owner of the Employer, distributions are required to begin no later than April 1 of the Plan Year following the Plan Year in which the five-percent owner attains age 70-1/2.

          Notwithstanding anything in this Section 14 to the contrary, payment of the Plan Benefit will commence, unless the Participant otherwise elects, no later than the 60th day after the close of the Plan Year (or if later, after the Plan Benefit is determined) in which the latest of the following events occurs:

          (1) The attainment by the Participant  of the Normal Retirement
          Date;

          (2) The Participant's actual retirement from the employ of the Company;

          (3)  The   10{th}  anniversary  of  the  year  in   which   the
Participant commenced participation in the Plan.

     (g) UNDISTRIBUTED ACCOUNTS.

          Any part of a Participant's Company Stock Account and Other Investments Account which is retained in the Trust after the Anniversary Date coinciding with or immediately following the date on which the Participant terminates employment will continue to be treated as a Company Stock Account or as an Other Investments Account, as the case may be. Thus, the Other Investments Account of a terminated Participant will be debited (and the Participant's Company Stock Account will be credited) with such Participant's share of any repurchases of Company Stock from other terminated Participants; provided, however, that a terminated Participant's Other Investments Account shall not be debited for any repurchases in the year in which such Participant incurs a one-year Break in Service. However, except in the case of reemployment (as provided for in Section 4), none of the Participant's Accounts will be credited with any further Employer Contributions or Forfeitures.

     (h)  LIEN ON DISTRIBUTION.

          Notwithstanding anything to the contrary herein, if, at the time of distribution, a Participant is indebted to the Trust, or has retained in his or her possession money or property which properly belongs to the Trust, the Trust shall have a lien on such distribution pending the resolution of such ownership rights. The Trustee may exercise such lien either by directing the Company Secretary to withhold any stock transfer of title, or by withholding distribution of any stock or the value of any stock or other assets, pending resolution of such ownership rights. Notwithstanding the foregoing, Plan Benefits under this Plan may not be assigned or alienated except to the extent allowable under Code Sections 401(a)(13) and 414(p).

SECTION 15. HOW PLAN BENEFIT WILL BE DISTRIBUTED.

     (a)       FORM OF DISTRIBUTION.

          Subject to a Participant's right to demand distribution of such Participant's Company Stock Account and Other Investments Account entirely in the form of Employer Securities, the Trustee may distribute such Participant's Plan Benefit entirely in cash or entirely in the form of Employer Securities. Distributions made in the form of Employer Securities shall be made in the form of whole shares of Employer Securities with the value of any fractional shares paid in cash.

          The   Trustee  will  make  distributions  from  the  Trust   in
accordance with instructions from the Committee.

     (b) BENEFICIARIES.

          (1)            DESIGNATION.

               Distribution will be made to the Participant if living, and if not, to the Participant's Beneficiary. A Participant may designate a Beneficiary upon becoming a Participant and may change such designation at any time by filing a written designation with the Committee.
Notwithstanding anything in this Section 15 to the contrary, if a Participant is married, a Participant shall not designate anyone other than the Participant's spouse as primary Beneficiary of the Participant's Plan Benefit unless such spouse consents in writing to such designation, such spouse acknowledges the effect of such election, and such writing is witnessed by a Plan representative or notary public and filed with the Plan Committee.

          (2) ABSENCE OF VALID DESIGNATION.

               If, upon the death of a Participant, former Participant or Beneficiary, there is no valid designation of a Beneficiary on file with the Company or the benefit is not claimed by any Beneficiary within a reasonable period of time after the death of the Participant, the benefit shall be paid to the Participant's surviving spouse. If the Participant is not married or if the Participant's spouse does not survive the Participant, the benefit shall be paid to the Participant's estate.


SECTION 16. RIGHTS AND OPTIONS ON DISTRIBUTED SHARES OF COMPANY STOCK.

     (a)       "PUT" OPTION.

          If Company Stock is not readily tradable on an established market, the Company shall issue a "Put Option" to each Participant or Beneficiary receiving a distribution of Company Stock from the Plan. The Put Option shall permit the Participant or Beneficiary to sell such Company Stock at its then fair market value, as determined by an Independent Appraiser, to the Company, at any time during the 60-day period commencing on the date the Company Stock was distributed to the recipient and, if not exercised within that period, the Put Option will temporarily lapse. Upon the close of the Plan Year in which such temporary lapse of the Put Option occurs, the Independent Appraiser shall determine the value of the Company Stock, and the Trustee shall notify each distributable who did not exercise the initial Put Option prior to its temporary lapse in the preceding Plan Year of the revised value of the Company Stock. The time during which the Put Option may be exercised shall recommence on the date such notice or revaluation is given and shall permanently terminate 60 days thereafter. The Trustee may be permitted by the Company to purchase Company Stock put to the Company under a Put Option. At the option of the Company or the Trustee, as the case may be, the payment for Company Stock sold pursuant to a Put Option shall be made in the following forms:

          (a) if the Company Stock was distributed as part of a total distribution (that is, a distribution within one taxable balance of the credit of the Participant's Company Stock Accounts), then payments may be made in substantially equal annual installments commencing within 30 days from the date of the exercise of the Put Option and over a period not exceeding five years, with interest payable at a reasonable rate (as determined by the Company) on any unpaid installment balance, with adequate security provided, and without penalty for any prepayment of such installments; or

          (b) if a Participant or Beneficiary exercises a Put Option on a distribution of Company Stock made to him in periodic payments then the payment for such Company Stock may be made in a lump sum no later than 30 days after such Participant exercises the Put Option.

     The Trustee on behalf of the Trust may offer to purchase any shares of Company Stock (which are not sold pursuant to a Put Option) from any former Participant or Beneficiary at any time in the future, at their then fair market value.

     (b)  RIGHT OF FIRST REFUSAL

     Subject to the provisions of the last sentence of this subsection, shares of the Company Stock distributed by the Trustee shall be subject to a "Right of First Refusal." The Right of First Refusal shall provide that, prior to any subsequent transfer, such Company Stock must first be offered in writing to the Company and, if then refused by the Company, to the Trust, at the then fair market value, as determined by an Independent Appraiser (as defined in section 401(a)(28) of the Code). A bona fide written offer from an independent prospective buyer shall be deemed to be the fair market value of such Company Stock for this purpose unless the value per share, as determined by the Independent Appraiser as of the most recent Accounting Date, is greater. The Company and the Trustee shall have a total of 14 days (from the date the Company receives the offer) to exercise the Right of First Refusal on the same terms offered by the prospective buyer. A Participant (or Beneficiary) entitled to a distribution of Company Stock may be required to execute an appropriate stock transfer agreement (evidencing the Right of First Refusal) prior to receiving a certificate for Company Stock. No Right of First Refusal shall be exercisable by reason of any of the following transfers:

          (1) the transfer upon the death of a Participant or Beneficiary of any shares of Company Stock to his legal representatives, heirs, and legatees, provided however, that any proposed sale or other disposition of any such shares by any legal representative, heir, or legatee shall remain subject to the Right of First Refusal;

          (2) the transfer by a Participant or Beneficiary in accordance with the Put Option pursuant to subsection 9.2 below; or

          (3) the transfer while the Company Stock is listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, or quoted on a system sponsored by a national securities association registered under Section 15A(b) of the Securities Exchange Act of 1934, as amended.

     (c)  OTHER OPTIONS

          Except as otherwise provided in this Section 16, no security acquired with the proceeds of a Securities Acquisition Loan may be subject to a put, call, buy-sell, or similar arrangement while held by or when distributed from the Plan.

SECTION 17. SPECIAL PROVISIONS.

     (a)       DIVERSIFICATION OF INVESTMENTS.

If a Participant attains age 55 and has 10 years of participation in the Plan (so that he is a "Qualified Participant"), the Committee shall offer such Participant a distribution of the value of at least 25% of the number of shares of Company Stock credited to his Company Stock Account in the first five years of his Qualified Election Period (as defined below), and 50% of the number of shares of Company Stock credited to his Company Stock Account in the last year of the Qualified Election Period in accordance with the provisions of this subsection. The Participant must elect to receive such a distribution within 90 days after the end of each of the six Plan Years during the Qualified Election Period (the "Diversification Election Period"), and the distribution will be made within 90 days after each election made by Participant during the Diversification Election Period. The "Qualified Election Period" means the six Plan Years beginning with the Plan Year during which a Participant becomes a Qualified Participant. The amount which may be distributed to a Participant during the Qualified Election Period shall be determined by multiplying the number of shares of Company Stock credited to the Participant's Company Stock Account (including shares of Company Stock the value of which has been previously distributed pursuant to this subsection) by 25% or, with respect to a Participant's final election, 50%, reduced by the amount of any prior distributions received by such Participant pursuant to this subsection.

     (b)       CASH DIVIDENDS.

          Cash dividends, if any, on shares of Company Stock allocated to Participants' Accounts may be accumulated in the Trust or may be paid to Participants currently as determined in the sole discretion of the Committee, exercised in a uniform and nondiscriminatory manner. Provided that the Plan is primarily invested in Employer Securities, it is intended that the Company shall be allowed a deduction with respect to any dividends paid on allocated shares of Company Stock of any class held by the Plan on the record date to the extent such dividends are paid in cash directly to the Participants, or their Beneficiaries, or are paid to the Plan and are distributed from the Plan to the Participants or their Beneficiaries not later than 90 days after the close of the Plan Year in which paid; provided, however, that the Company shall not be required to pay or distribute any dividends with respect to the nonvested portion of the Company Stock Account of a Participant who has terminated employment prior to the date such dividends are paid directly to Participants, or are distributed from the Plan to the Participants. Provided that the Plan is primarily invested in Employer Securities, it is also intended that the Company shall be allowed a deduction for any dividends used to make payments on a Securities Acquisition Loan the proceeds of which were used to acquire the Employer Securities (whether or not allocated) with respect to which the dividend is paid, provided that in the case of dividends paid on allocated shares, Employer Securities in an amount equal to such dividends are allocated to such Participants for the year in which such dividends would otherwise have been allocated to such Participants. The Company shall be allowed a deduction for dividends paid only in the taxable year of the Company in which the dividend is either paid to a Participant or Beneficiary or held to make payments on a Securities Acquisition Loan.

          Shares of Employer Securities released from the suspense account (as provided in Section 7(b) of the Plan) by reason of the payment of principal and interest on a Securities Acquisition Loan with cash dividends paid to the Trust, shall be allocated as of each Anniversary Date among the Accounts of Participants who meet the requirements of Section 4 of the Plan, in the proportion that each such Participant's Covered Compensation bears to the total Covered Compensation of all such Participants for that year.

SECTION 18. THE COMMITTEE

     (a)  APPOINTMENT AND AUTHORITY.

     The Committee shall be appointed by the Board of Directors of the Company. Except as otherwise specifically provided in this Section, the Committee shall have the following powers, rights, and duties in addition to those vested in it elsewhere in the Plan:

          (1) To adopt such rules of procedure and regulations as, in its opinion, may be necessary for the proper and efficient administration of the Plan and as are consistent with the provisions of the Plan;

          (2) To enforce the Plan in accordance with its terms and with such applicable rules and regulations as may be adopted by the Committee;

          (3) To determine all questions arising under the Plan, including the power to determine the rights or eligibility of employees or Participants and their Beneficiaries and their respective benefits, and to remedy ambiguities, inconsistencies, or omissions;

          (4) To give such directions to the Trustee with respect to the Trust Fund as may be provided in the Trust Agreement, including the depositories which have been designated by the Board, which must be an incorporated Federally insured bank or trust company;

          (5) To maintain and keep adequate books, records, and other data as shall be necessary to administer the Plan, except those that are maintained by the Company or by the Trustee, and to meet the disclosure and reporting requirements of ERISA;

          (6)  To direct all payments of benefits under the Plan;

          (7) To establish an investment policy and objective for the Plan;

          (8) To be agent for the service of legal process on behalf of the Plan;

          (9) To execute any documents on behalf of the Committee, in which event the Committee shall notify the Trustee in writing of such action; and

          (10) To perform any other acts necessary or appropriate to the administration of the Plan and the discharge of its duties.

     The certificate of a Committee member that the Committee has taken or authorized any action shall be conclusive in favor of any person relying on the certificate.

     (b)  DELEGATION BY COMMITTEE.

     The Committee may establish procedures for allocation of fiduciary responsibilities and delegation of fiduciary responsibilities to persons other than named fiduciaries; however, the delegation of the power to manage or control Plan assets may only be delegated to an Investment Manager, as defined in Section 3(38) of ERISA. In exercising its authority to control and manage the operation and administration of the Plan, the Committee may employ agents and counsel (who may also be employed by or represent any Employer) and to delegate to them such powers as the Committee deems desirable. Any such delegation or appointment shall be in writing. The writing contemplated by the foregoing sentence shall fully describe the advice to be rendered or the functions and duties to be performed by the delegate.

     (c) UNIFORM RULES.

     In managing the Plan, the Committee will uniformly apply rules and regulations.

     (d)  INFORMATION TO BE FURNISHED TO COMMITTEE.

     The Employer shall furnish the Committee such data and information as may be required. The Committee shall be entitled to rely on any information furnished by the Company that is needed for calculation of benefits due under the Plan, or any matters relating to administration of the Plan. A Participant, surviving spouse, or other person entitled to benefits under the Plan must furnish to the Committee such evidence, data, or information as the Committee considers desirable to carry out the Plan. Any benefits under the Plan may be conditional upon the prompt submission of such information. Any adjustment by the Committee by reason of a misstatement of age or lack of information will be made in a manner the Committee deems equitable.

     (e)  COMMITTEE'S DECISION FINAL.

     To the extent permitted by law, any interpretation of the Plan and any decision on any matter within the discretion of the Committee (such as eligibility for participation and the timing and amount of benefit payments) made by the Committee in good faith is binding on all persons. A misstatement or other mistake of fact shall be corrected when it becomes known, and the Committee shall make such adjustment on account thereof as they consider equitable and practicable.

(f)  EXERCISE OF COMMITTEE'S DUTIES.

     Notwithstanding any other provisions of the Plan, the Committee members shall discharge their duties hereunder solely in the interests of the Participants and other persons entitled to benefits under the Plan, and:

          (1)  for  the  exclusive  purpose  of  providing   benefits  to
Participants and other persons entitled to benefits under the Plan;

          (2) with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; and

          (3) in accordance with the documents and instruments governing the Plan insofar as they are consistent with ERISA.

     (g)  REMUNERATION AND EXPENSES.

     No remuneration shall be paid to a Committee member as such. However, the reasonable expenses of a Committee incurred in the performance of a Committee function shall be reimbursed by the Employers.

     (h)  INDEMNIFICATION OF THE COMMITTEE.

     To the extent permitted by applicable law, any person or entity appointed by the Board of Directors to serve as a Committee member shall be indemnified by the Company against any and all liabilities, settlements, judgments, losses, costs, and expenses (including reasonable legal fees and expenses) of whatever kind and nature which may be imposed on, incurred by, or asserted against the Committee or its members by reason of the performance or nonperformance of a Committee function if, in the opinion of the Board of Directors of the Company, such action was not dishonest or in willful violation of the law or regulations under which such liability, loss, cost, or expense arose. Furthermore, the Company agrees to indemnify the Committee members against any liability imposed as a result of a claim asserted by any person or persons under Federal or state law where the Committee acts in good faith or in reliance on a written direction or certification of the Company. The foregoing right of indemnification shall be in addition to other rights the members by law or by reason of insurance coverage of any kind. The Company may, at its own expense, settle any claim asserted or proceeding brought against any member of the Committee when such settlement appears to be in the best interests of the Company. If the Company obtains fiduciary liability insurance to protect the Committee or any of its members, the provisions of this subsection shall be applicable only to the extent that such insurance coverage is insufficient.

(i)  RESIGNATION OR REMOVAL OF COMMITTEE MEMBER.

     Any person or entity appointed as a Committee member may resign at any time by delivering their written resignation to the Company. The Company, at its discretion, may immediately remove any or all of the Committee members with or without cause upon delivery of written notice to them.

     (j)  APPOINTMENT OF SUCCESSOR COMMITTEE.

     The Board will promptly fill any vacancy in the membership of the Committee and shall give prompt written notice thereof to the other Employers and the Trustee.

     (k)  INTERESTED PERSON.

     A fiduciary may not decide or determine any matter or question concerning his own benefits under the Plan or as to how they are to be paid to him unless such decision could be made by him under the Plan if he were not a member of the Committee, except when such decision applies to all Participants similarly. If a person is disqualified to act, the Company may appoint a temporary member to exercise the powers of the interested person concerning the matter as to which he is disqualified, or the remaining Committee members may act without the appointment of a new Committee member.


     (l)  CLAIMS PROCEDURE.

     Any Participant or Beneficiary who disputes the Committee's determination of the benefits due to him under the Plan may file a claim with the Committee. A claim must be in writing, in a form which gives the Committee reasonable notice of the claim, sets forth the basis of the claim, and authorizes the Committee to take all steps reasonably necessary to determine the validity of the claim and to facilitate the payment of any benefits to which the claimant is entitled. The Committee will, if reasonably possible, decide whether to grant or deny a claim within 90 days after it is filed. If a longer period is needed, the Committee will, no later than the last day of the 90 day period, notify the claimant of the extension of time and the reasons why it is needed. A decision must then be rendered within 90 days after the claimant was notified of the extension. If the Committee does not act within the time specified by this subsection, the claim is automatically denied, and the claimant may appeal in accordance with this subsection. If the Committee determines that a claim should be denied, it will give the claimant written notice of denial. This notice must be written in a manner calculated to be understood by the claimant, state specific reasons for denying the claim, citing the provisions of the Plan on which the denial is based, explain the procedure for reviewing the Committee's decision, and if the claim is denied because the Committee lacks adequate information to reach a decision, state what information is needed to make a decision possible and why it is needed. If a claim is denied, the claimant may appeal to the Company. His appeal must be submitted in writing to the Company no later than 60 days after the earlier of the date on which he receives notice of denial or the expiration of the period within which the Company is required to render a decision. The claimant or his representative may submit any documents or written arguments that he desires in support of his claim, and the Company may, but is not required to, hold a hearing on the claim. The Company will, if reasonably possible, decide the claimant's appeal within 60 days after it is filed. If a longer period is needed, the Company will, no later than the last day of the 60 day period, notify the claimant of the extension of time and the reasons why it is needed. A decision must then be rendered within 60 days after the claimant was notified of the extension. If the Company does not act within the time specified by this subsection, the appeal is automatically denied. If the Company determines that an appeal should be denied, it must give the claimant written notice of the denial in the same manner as required on initial denial of the claim by the Company.

SECTION 19. AMENDMENT AND TERMINATION

     (a)  AMENDMENT.

     While the Employer expects and intends to continue the Plan, the Company must reserve, and reserves the right, to amend the Plan at any time, except as follows:

          (1) the duties and liabilities of the Trustee cannot be substantially changed without their consent, and

          (2) no amendment shall reduce a Participant's benefits to less than the amount such Participant would be entitled to receive if such Participant had resigned from the employ of all of the Employers and Related Companies on the date of the amendment.

     (b)  TERMINATION.

     The Plan will terminate as to the Employer on any day specified by the Company. The Plan will terminate as to the Employer on the first to occur of the following:

          (1) the date it is terminated by that Employer if 30 days' advance written notice is given to the Trustee;

          (2) the date the Employer's contributions under the Plan are completely discontinued;

          (3) the date the Employer is judicially declared bankrupt under Chapter 7 of the U.S. Bankruptcy Code; or

          (4) the dissolution, merger, consolidation, or reorganization of the Employer, or the sale by the Employer of all or substantially all of its assets, except that, subject to the provisions of subsection (c), with the consent of the Company, in any event such arrangements may be made whereby the Plan will be continued by any successor to that Employer or any purchaser of all or substantially all of that Employer's assets, in which case the successor or purchaser will be substituted for that Employer under the Plan.

     (c)  MERGER AND CONSOLIDATION OF PLAN; TRANSFER OF PLAN ASSETS.

     In the case of any merger or consolidation with, or transfer of assets and liabilities to, any other plan, provisions shall be made so that each Participant in the Plan on the date thereof, if the Plan then terminated, would receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately prior to the merger, consolidation, or transfer, if the Plan had then terminated.

     (d)  VESTING   AND   DISTRIBUTION   ON   TERMINATION   AND   PARTIAL
TERMINATION.

     On termination of the Plan in accordance with the provisions of subsection (b) or on partial termination of the Plan by operation of law, the date of termination or partial termination, as the case may be, will be an Anniversary Date and, after all adjustments then required under the Plan have been made, each affected employee's benefits will be nonforfeitable. If, on termination of the Plan, a Participant remains an employee of an Employer, the amount of the Participant's benefits may be retained in the Trust until after the Participant's termination of employment with the Employer and shall be paid to such Participant or, in the event of the Participant's death, to the Beneficiary thereof in a lump sum. The benefits payable to a Participant whose employment with the Employer is terminated coincident with the termination of the Plan (and the benefits payable to an affected employee on partial termination of the Plan) shall be paid to the Participant or, in the event of the Participant's death, to the Beneficiary thereof in a lump sum. All appropriate accounting provisions of the Plan will continue to apply until the benefits of all affected persons have been distributed to them.

     (e)  NOTICE OF AMENDMENT, TERMINATION OR PARTIAL TERMINATION.

     Affected Participants will be notified of an amendment, termination or partial termination of the Plan as required by law.

SECTION 20. MISCELLANEOUS

     (a)       PARTICIPATION BY AFFILIATED COMPANY.

          (1) Any Affiliated Company presently existing or hereafter acquired may, with the consent of the Company, adopt the Plan and Trust and thereby enable its employees to participate herein.

          (2) If any Participant is transferred to an Affiliated Company which is a participating Employer, such Participant shall continue to participate hereunder in the allocation of Employer Contributions and the Participant's Accounts shall continue to vest in accordance with Section
13. Any Participant who is transferred to an Affiliated Company which is not a participating Employer shall be treated as a suspended Participant in accordance with Section 4(c).



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

     (b) LIMITATION OF RIGHTS: EMPLOYMENT RELATIONSHIP.

          All Plan Benefits will be paid only from the Trust assets and neither the Company nor any Employer nor the Committee nor the Trustee shall have any duty or liability to furnish the Trust with any funds, securities or other assets except as expressly provided in the Plan. Nothing herein shall be construed to obligate any Employer to continue to employ any Employee.

     (c) MERGER; TRANSFER OF ASSETS.

          In no event shall this Plan be merged or consolidated with any other employee benefit plan, nor shall there be any transfer of assets or liabilities from this Plan to any other such plan, unless immediately after such merger, consolidation, or transfer, each Participant's benefits, determined as if the plan had terminated, are at least equal to or greater than the benefits which the Participant would have been entitled to had this Plan been terminated immediately before such merger, consolidation, or transfer.

     (d) PROHIBITION AGAINST ASSIGNMENT.

          The benefits provided by this Plan may not be assigned or alienated; provided, however, that a qualified Domestic Relations Order shall not be construed as an assignment or alienation. Except for indebtedness to the Trust and orders to make payments or assign benefits to a spouse, former spouse, child, or other dependent under a qualified Domestic Relations Order, neither the Company nor the Trustee shall recognize any transfer, mortgage, pledge, hypothecation, order, or assignment by any Participants or Beneficiaries of all or part of their interest hereunder, and such interest shall not be subject in any manner to transfer by operation of law, and shall be exempt from the claims of creditors or other claimants from all orders, decrees, levies, garnishment, and/or executions and other legal or equitable process or proceedings against such Participants or Beneficiaries to the fullest extent which may be permitted by law.

     (e)  APPLICABLE LAW; SEVERABILITY.

          The Plan hereby created shall be construed, administered, and governed in all respects in accordance with ERISA and to the extent not superseded by federal law, in accordance with the laws of the State of New Jersey; provided, however, that if any provision is susceptible of more than one interpretation, such interpretation shall be given thereto as is consistent with the Plan being a qualified Employee Stock Ownership Plan within the meaning of the Code. If any provision of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

SECTION 21. TOP HEAVY PROVISIONS


     The Plan will be a "top-heavy plan," if, as of the last day of the first Plan Year or, as of the day next preceding the beginning of any later Plan Year (the "Determination Date") and determined in accordance with the provisions of section 416(g) of the Code, the aggregate present value of the accrued benefits and account balances of all "Key Employees" (within the meaning of section 416(i) of the Code) and their Beneficiaries exceeds 60% of the aggregate present value of the accrued benefits and account balances of all Participants and Beneficiaries. The aggregate present value of the accrued benefits and account balances of a Participant who has not performed any services for the Employer during the five-year period ending on the Determination Date shall not be taken into account. The term "Aggregation Group" shall include each plan of an Employer or Related Company which includes a Key Employee and each Plan of the Employer or Related Company (including a plan terminated during the five preceding years) which allows the Plan to meet the requirements of sections 401(a)(4) or 410 of the Code and may include any other plan of an Employer or Related Company, if the Aggregation Group would continue to meet the requirements of sections 401(a)(4) and 410 of the Code. If the Plan is a top-heavy plan, effective as of the first day of the Plan Year:

          (a) Section 5 will automatically be amended effective as of the first day of the Plan Year to provide that the aggregate amount of Employer contributions allocated in each Plan Year to the Company Stock Account of each Participant who is not a Key Employee (within the meaning of section 416(i)(1) of the Code), and who is employed by the Employer as of the last day of the Plan Year, may not be less than the lesser of:

                    (i)  three percent of his Compensation  for  the Plan
Year; or

                    (ii) a percentage of his Compensation equal to the largest percentage obtained by dividing the sum of the amount credited to the Company Stock Account of any Key Employee by that Key Employee's Compensation.

          (b) subsection 13(a) will be modified as to all Participants who performed an Hour of Service during such Plan Year to provide as follows:

                                             Vested
                    YEARS OF SERVICE             PERCENTAGE

                    Less than 2 years        0%
                    2 years but less than 3 years 20%
                    3 years but less than 4 years 40%
                    4 years but less than 5 years 60%
                    5 years but less than 6 years 80%
                    6 years or more            100%

          The preceding provisions will remain in effect for the period in which the Plan is top-heavy. If, for any particular years thereafter, the Plan is no longer top-heavy, the Company may amend or delete such provisions from the Plan, except that the vesting schedule described in paragraph (b) of this subsection may not be made less favorable for any Participant who has completed three or more Years of Service, and no amendment may cause any previously vested portion of any Account balance to become forfeitable.

     IN WITNESS WHEREOF, the Company and Trustee have caused these presents to be signed and their seals to be hereunto affixed and attested by their duly authorized officers all as of the day and year first above written.

                                   TOTAL-TEL USA  COMMUNICATIONS, INC.


                                   By:  /s/ Thomas P. Gunning
                                        Name:  Thomas P. Gunning
                                        Title:  Chief Financial Officer


ATTEST:

/s/ Karen Ryan
Assistant Secretary


                                   SUMMIT BANK


                                   By:  /s/ Linda J. Ferrari
                                   Its:  Vice President

ATTEST:

/s/ Richard Rolandelli
Secretary



                                      12